Exhibit 10.1

______________________________________________________

LOAN AGREEMENT

Dated as of

May 27, 2009

AMONG

DENLY UTAH COAL, LLC

JOHN THOMAS BRIDGE AND OPPORTUNITY FUND, L.P.

THOMAS MURCH

JAMES MOORE

and

JOHN MEEKS

(Lenders)

AND

AMERICA WEST SERVICES, INC.

(Borrower)

and

AMERICA WEST RESOURCES, INC.

(Guarantor)

_____________________________________________________

TABLE OF CONTENTS

Page

Section 1

General Terms

1

1.1

Certain Definitions

1

1.2

Other Documents; Accounting Terms

10

1.3

Use of Pronouns

10

1.4

Amendments, Etc.

11

Section 2

The Loans

11

2.1

Term Loans

11

2.2

Repayment of Loans

11

2.3

Pro Rata Treatment

11

2.4

Use of Proceeds

11

2.5

Interest Accrual

12

2.6

Default Interest

13

2.7

Accounts Stated

13

Section 3

Representations And Warranties

13

3.1

Authority, Etc.

13

3.2

Financial Condition

14

3.3

Debt, Liens, Liabilities

14

3.4

No Default

14

3.5

Governmental Permits

14

3.6

Taxes

15

3.7

Plan of Reorganization

15

3.8

Equipment Lease

15

3.9

Horizon Mine Lease

15

3.10

Material Agreements

15

3.11

No Consents Necessary

15

3.12

No Environmental Hazard

16

3.13

No Pending Litigation

16

3.14

Investment Company Act

16

3.15

Public Utility Holding Company Act

16

3.16

Securities Acts

16

3.17

Full Disclosure

16

3.18

Survival of Representations and Warranties

16

Section 4

Affirmative Covenants

17

4.1

Reporting Requirements

17

4.2

Liens and Security Interest

18

4.3

Coal Supply Contracts

19

4.4

Legal Requirements

19

4.5

Performance of Obligations; Payment of Debt

19

4.6

Horizon Mine Lease

19

4.7

Maintenance of Purchased Equipment

20

4.8

Future Permits

20

i

4.9

Payment of Taxes

20

4.10

Adequate Records; Inspection Rights

20

4.11

Maintenance of Existence and Business

20

4.12

Maintenance of Insurance

21

4.13

Further Assurances

22

Section 5

Negative Covenants

22

5.1

Senior or Pari Passu Debt

22

5.2

Contingent Liabilities

23

5.3

Fixtures

23

5.4

Liens

23

5.5

Dividends, Restricted Payments and Restricted Purchases

23

5.6

Reorganization, Merger, Etc

23

5.7

Transactions with Affiliates

23

5.8

Prepayments of Other Debt

23

5.9

Fiscal Year

23

5.10

Limitation on Negative Pledge Clauses

23

Section 6

General Conditions Of Borrowing

24

6.1

First Closing Proceedings

24

6.2

Second Closing Proceedings

27

6.3

General Proceedings

29

6.4

Sole Benefit of Lenders

30

Section 7

Events Of Default And Remedies

30

7.1

Events

30

7.2

Remedies

32

7.3

Performance by the Lenders

33

7.4

Cumulative Rights

33

7.5

Waivers

33

Section 8

Collateral Agent

33

8.1

Appointment and Authority

33

8.2

Holding of Collateral

33

8.3

Compensation and Expenses

34

8.4

Exculpatory Provisions

34

8.5

Reliance by Collateral Agent.

35

8.6

Resignation of Collateral Agent.

35

8.7

Indemnification.

36

8.8

Several Commitments

36

8.9

Exercise of Rights and Remedies

37

8.10

Collateral Agent May File Proof of Claim

37

8.11

Exercise of Powers; Instructions of Required Lender

38

8.12

Remedies Not Exclusive

38

8.13

Waiver and Estoppel

39

8.14

Limitation on Collateral Agent's Duty in Respect of Collateral

40

8.15

Limitation by Law

40

Section 9

Miscellaneous

40

9.1

Expenses; Indemnity; Damage Waiver

40

ii

9.2

No Fiduciary Relationship

42

9.3

Survival of Various Matters

42

9.4

Notices

42

9.5

Amendments

44

9.6

Control

44

9.7

Successors and Assigns

44

9.8

Renewals

45

9.9

No Waiver

45

9.10

Governing Law

45

9.11

Non-Subordination

45

9.12

Exhibits and Schedules

45

9.13

Severability

45

9.14

Savings Clause

46

9.15

Counterparts

46

9.16

Limitation of Remedies

47

9.17

Headings

47

9.18

No Obligation to Make Advance

47

9.19

Role of Lenders

48

9.20

NO OTHER AGREEMENTS

48

9.21

WAIVER OF JURY

48

9.22

No Duty

48

9.23

Joint and Several Obligations

48

9.24

Representation by Attorney

49

Exhibits

Exhibit A -

Compliance Certificate

Schedules

4.2 -

Collateral

iii

LOAN AGREEMENT

THIS LOAN AGREEMENT is dated and effective on and as of May 27, 2009, by and among Denly Utah Coal, LLC, a Texas limited liability company ("Denly"), John Thomas Bridge and Opportunity Fund, L.P., a Delaware limited partnership ("JTF"), Thomas Murch ("Murch"), James Moore ("Moore") and John Meeks ("Meeks") (Denly, JTF, Murch, Moore and Meeks are hereinafter collectively referred to as the "Lenders"), America West Services, Inc., a Nevada corporation (the "Borrower"), America West Resources, Inc., a Nevada corporation (the "Guarantor"), and JTF as collateral agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "Collateral Agent").

RECITALS

The Borrower has requested loans from the Lenders up to the aggregate principal amount of $4,000,000.00.  The Lenders are willing to make the loans to the Borrower in reliance upon, and subject to, the representations, warranties, terms and conditions of this Agreement.

AGREEMENTS

For and in consideration of the mutual covenants and agreements herein contained, the Lenders and the Borrower have agreed and do hereby agree as follows:

Section 1
GENERAL TERMS

1.1

Certain Definitions:  As used in this Loan Agreement:

"Additional Equipment Memorandum" shall mean a Memorandum of Additional Equipment in the form attached to the Security Agreement as Exhibit A.

"Advance" shall mean an advance of proceeds of the Loans.

"Affiliate" shall mean with respect to any Person (i) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary 10% or more of the securities or interests having ordinary voting power in the election of directors of such Person, (ii) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person and (iii) each of such Person's officers, directors, joint venturers and partners.  For the purpose of this definition "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.  Anything herein to the contrary notwithstanding, in no event shall any of the Lenders be considered an "Affiliate" of the Borrower.

"Agreement" shall mean this Loan Agreement, as the same may be modified, amended, restated or replaced from time to time.

"AmWest Marketing" shall mean America West Marketing, Inc., a Nevada corporation and wholly owned Subsidiary of the Guarantor, its successors and assigns.

"AmWest Shares" shall mean the Capital Stock of the Guarantor to be issued to the Lenders pursuant to the provisions of the Stock Purchase Agreement.

"Assignment of Contracts" shall mean an assignment, in Proper Form, executed by AmWest Marketing and by which AmWest Marketing assigns its rights under the Supply Contracts to the Lenders and the Collateral Agent.

"Assignment of Equipment Lease" shall mean one or more assignments, in Proper Form, executed by the Borrower and by which the Borrower assigns its rights under the Equipment Lease to the Lenders and the Collateral Agent.

"Bankruptcy Code" shall mean Title 11, United States Code, 11 U.S.C. 101 et seq., as the same may be amended and in force and effect from time to time, or any successor law.

"Borrower" shall mean America West Services, Inc., a Nevada corporation, its successors and assigns.

"Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the State of Utah or the State of Texas.

"Capital Stock" shall mean, as to any Person, the equity interests in such Person, including, without limitation, the shares of each class of capital stock of any Person that is a corporation, membership interests in any Person that is a limited liability company and partnership and joint venture interests (general and limited) in any Person that is a partnership or joint venture.

"Code" shall mean the Internal Revenue Code of 1986, as amended, as now or hereafter in effect, together with all regulations thereof or thereunder by the Internal Revenue Service.

"Collateral" shall mean the security for payment of the Indebtedness and performance of the Obligations as contemplated by, and referred to in, Section 4.2 of this Agreement.

"Collateral Agent" shall mean John Thomas Bridge and Opportunity Fund, L.P., a Delaware limited partnership, and its successors in such capacity.

"Collateral Documents" shall mean all security agreements, guaranties, collateral assignments, pledge agreements, deeds of trust, mortgages and lien instruments executed by the Borrower or others to secure, guarantee or otherwise provide for payment of the Indebtedness or performance of the Obligations, in favor of or for the benefit of the Lenders, including those which have been previously executed or are executed concurrently herewith or subsequently hereto.  Without limiting the foregoing, it is expressly agreed that the term "Collateral Documents" shall include the Security Agreement, the Assignment of Contracts and the Assignment of Equipment Lease.

"Compliance Certificate" shall mean a certificate substantially in the form of Exhibit A attached and to be executed and delivered from time to time as required by the provisions of Section 4.1(d) hereof and to be signed by appropriate officers of the Obligated Parties demonstrating, in reasonable detail, compliance with the covenants set forth in Section 4.1(d), and containing a statement whether to the knowledge of such officer an Event of Default or Default has occurred hereunder and, if so, whether it is continuing and specifying the steps that are being taken by the Obligated Parties to cure the same.

"Confirmation Order" shall mean the order signed and entered of record on December 8, 2008, which approves a plan of reorganization in the case of in re: Hidden Splendor Resources, Inc., Case No. BI-N-07-51378-gwz, United States Bankruptcy Court, District of Nevada.

"Contingent Liability" shall mean, as to any Person, any Guaranty, and any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Debt or obligation of any other Person in any manner, whether directly or indirectly, including without limitation any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Debt, (b) to purchase Property or services for the purpose of assuring the owner of such Debt of its payment, or (c) to maintain the solvency, working capital, equity, cash flow, fixed charge or other coverage ratio, or any other financial condition of the primary obligor so as to enable the primary obligor to pay any Debt or to comply with any agreement relating to any Debt or obligation.

"Debt" shall mean, as to any Person, all indebtedness as determined in accordance with GAAP and, in any event, shall include (a) all indebtedness secured by any lien upon Property owned by such Person, even though such Person has not assumed or become liable for the payment of such indebtedness and (b) all indebtedness of such Person created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person, even though the rights and remedies of the seller or Lenders under such agreement in the event of default are limited to repossession or sale of such Property and (c) all capitalized lease obligations.  For all purposes of this Agreement, the Debt of any Person shall include all recourse Debt of any partnership and joint venture in which such Person is a general partner or a joint venturer.

"Default" shall mean any occurrence which, but for the passage of time or giving of notice or both, or the happening of any further condition, event or act, would be an Event of Default.

"Default Rate" shall mean a rate of interest equal to twenty (20%) per annum.

"Dividend" shall mean, as to any Person, (a) any declaration or payment of any dividend on, or the setting aside or the creation of a sinking fund with respect to, or the making of any pro rata distribution, loan, advance or investment to or in any holder (in its capacity as a holder) of, any Capital Stock of such Person (other than a dividend in, or distribution of, Capital Stock of the same class and series or the right to acquire Capital Stock of the same class and series), or (b) any purchase, redemption or other acquisition or retirement for value of any Capital Stock of such Person, or the setting aside of funds or the creation of a sinking fund with respect thereto.

"Environmental Laws" shall mean any and all present and future federal, state, local and foreign laws, rules or regulations, and any orders or decrees, in each case as now or hereafter in effect, relating to the regulation or protection of human health, safety or the environment or to emissions, discharges, releases or threatened releases of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes into the indoor or outdoor environment, including, without limitation, ambient air, soil, surface water, ground water, wetlands, land or subsurface strata, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, chemicals or toxic or hazardous substances or wastes.

"Equipment Lease" shall mean one or more equipment leases, in Proper Form, executed between the Borrower, as lessor, and Hidden Splendor, as lessee, pursuant to which the Borrower leases the Purchased Equipment to Hidden Splendor for use solely in the operation of the Horizon Mine.

"Event of Default" shall mean any of the events specified or referred to in Section 7.1 of this Agreement with respect to which any requirement in connection with such event for the giving of notice, or the lapse of time, or the happening of any further condition, event or act, has been satisfied.

"First Closing Date" shall mean the date of this Agreement or such later date as may be agreed to in writing by the Lenders.

"GAAP" shall mean, as to a particular Person and subject to the provisions of Section 1.2, such accounting practice as, in the opinion of the independent accountants of recognized standing regularly retained by such Person and acceptable to the Lenders, conforms at the time to generally accepted accounting principles, consistently applied.  Generally accepted accounting principles means those principles and practices (a) which are recognized as such by the Financial Accounting Standards Board, (b) which are applied for all periods after the date hereof in a manner consistent with the manner in which such principles and practices were applied to the most recent audited financial statements of the Person furnished to the Lenders, and (c) which are consistently applied for all periods after the date hereof so as to reflect properly the financial condition, and results of operations and changes in financial position, of such Person.

"Governmental Authority" shall mean any governmental authority, including that of the United States of America, any State of the United States, any foreign country, and any political subdivision of any of the foregoing, and any domestic or foreign agency, department, commission, board, bureau or court having jurisdiction over the Borrower, the Horizon Mine or any Affiliate of the Borrower.

"Governmental Permits" shall mean all certificates, licenses, permits and no action letters from any Governmental Authority required to evidence full compliance by the Borrower and its Affiliates and conformance of their respective Properties with all Legal Requirements applicable to the Borrower and its Affiliates and the development, management and operation of their respective Properties, including without limitation, the Horizon Mine.

"Guarantor" shall mean America West Resources, Inc., a Nevada corporation, its successors and assigns.

"Guaranty" shall mean, as to a Person, any agreement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes liable upon, the obligation of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other Person, or otherwise assures any creditor or such other Person against loss, including, without limitation, any agreement which assures any creditor or such other Person payment or performance of any obligation, or any take-or-pay contract and shall include without limitation, the contingent liability of such Person in connection with any application for a letter of credit (without duplication of any amount already included in Debt).

"Guaranty Agreement" shall mean a Guaranty, in Proper Form, to be executed and delivered by the Guarantor, pursuant to which it guarantees the payment and performance of the Indebtedness and Obligations, as well as the obligations of Hidden Splendor pursuant to the Royalty Agreement.

"Hazardous Material" shall mean, collectively, (a) any petroleum or petroleum products, flammable explosives, radioactive materials, asbestos in any form that is or could become friable, insulation, transformers or other equipment that in each case contains dielectric fluid containing polychlorinated biphenyls, (b) any chemicals or other material or substances which are now or hereafter become defined as or included in the definition of "hazardous substances", "hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", recontaminants", "pollutants" or words of similar import under any Environmental Laws and (c) any other chemical or other material or substance, exposure to which is now or hereafter prohibited, limited or regulated under any Environmental Laws.

"herein," "hereof," "hereto," "hereunder" and similar terms, shall refer to this Agreement and not to any particular section or provision of this Agreement.

"Hidden Splendor" shall mean Hidden Splendor Resources, Inc., a Nevada corporation, and wholly owned Subsidiary of the Guarantor.

"Horizon Mine" shall mean the coal mine that is presently operated by Hidden Splendor in Carbon County, Utah and which is commonly referred to as the "Horizon Mine."

"Horizon Mine Lease" shall mean that United States Department of the Interior Bureau Land Management Coal Lease UTU-74804 dated September 1, 1998, as amended, between the Bureau of Land Management, as Lessor, and Horizon Mining, LLC as the lessee relating to the "Horizon Mine."

"Impermissible Qualification" shall mean, relative to the opinion or certification of any independent public accountant as to any financial statement of any Person, any qualification or exception to such opinion or certification which relates to the limited scope of examination or matters relevant to such financial statement not in accordance with GAAP.

"Indebtedness" shall mean all sums at any time and from time to time owed by the Borrower to the Lenders under this Agreement, including principal and interest on the Notes, and any and all other indebtedness now or hereafter to become owing pursuant to any of the other Loan Documents.

"Indemnified Matters" shall have the meaning given such term in Section 9.1(b).

"Indemnitees" shall have the meaning given such term in Section 9.1(b).

"Legal Requirement" shall mean any law, statute, ordinance, decree, requirement, order, judgment, rule, or regulation (or interpretation of any of the foregoing) of, and the terms of any license or permit issued by, any Governmental Authority, including (without limitation) any order, writ, injunction, award or decree of any court, arbitrator, administrative agency or other Governmental Authority.

"Lenders" shall mean, collectively, Denly, JTF, Murch, Moore and Meeks and their respective heirs, successors and assigns.

"Liabilities" shall mean all Debt and other items of indebtedness or liability (except capital and surplus, but including reserves other than those deducted in determining Tangible Assets) which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet.

"Liens" shall mean any mortgage, pledge, security interest, encumbrance, lien, or charge of any kind, including without limitation any agreement to give or not to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof, and the filing of or agreement to give any financing statement or other similar form of public notice under the laws of any jurisdiction (except for the filing of a financing statement or notice in connection with an operating lease).

"Litigation" shall mean any proceeding, claim, lawsuit, arbitration, and investigation conducted or threatened by or before any Governmental Authority, including without limitation proceedings, claims, lawsuits, and investigations under or pursuant to any environmental, occupational, safety and health, antitrust, unfair competition, securities, tax, or other law, or under or pursuant to any contract, agreement, or other instrument.

"Loan Documents" shall mean this Agreement, the Notes, the Collateral Documents, the Guaranty Agreement, the Equipment Lease and all other documents, financing statements, agreements, and certificates executed and delivered by any Person in connection with any thereof.  Anything herein to the contrary notwithstanding, neither the Royalty Agreement nor the Stock Purchase Agreement is, and neither shall be deemed to be, a Loan Document.

"Loan Parties" shall mean, collectively, the Borrower, the Guarantor, Hidden Splendor and AmWest Marketing.

"Loans" shall mean the loans referred to in Section 2.1 of this Agreement.

"Material Adverse Change" shall mean any circumstance or event that (a) can reasonably be expected to cause a Default or Event of Default, (b) otherwise can reasonably be expected to (i) be material and adverse to the continued operation of the Guarantor and its Subsidiaries either severally or when taken as a whole, or (ii) be material and adverse to the financial condition, business operations, prospects or Properties of the Guarantor and its Subsidiaries either severally or when taken as a whole, or (c) in any manner whatsoever does or can reasonably be expected to materially and adversely affect the validity or enforceability of any of the Loan Documents.

"Maturity Date" shall mean May 27, 2011.

"Maximum Lawful Amount" shall mean the maximum amount of non-usurious interest, and "Maximum Lawful Rate" shall mean the maximum rate of non-usurious interest, permitted with respect to the indebtedness evidenced by the Notes from time to time by applicable law after taking into account any and all fees, payments, and other charges that constitute interest under applicable law.  Use of the term Maximum Lawful Amount shall not be deemed to imply or affirm that there is any Maximum Lawful Amount applicable to the Notes.

"Notes" shall mean the promissory notes evidencing the Loans and delivered or to be delivered to the Lenders by the Borrower pursuant to this Agreement, together with any and all renewals, extensions, modifications and rearrangements thereof.

"Obligated Parties" shall mean, collectively, the Borrower and the Guarantor.

"Obligations" shall mean any and all of the covenants, conditions, warranties, representations and other obligations (other than to repay the Indebtedness) made or undertaken by the Borrower or the Guarantor as set forth in this Agreement, the Notes and any other Loan Documents.

"Outside Closing Date" shall mean May 31, 2010.

"Permitted Liens" shall mean:

(a)

Liens on Property of the Guarantor existing on the First Closing Date, provided that such Liens shall secure only those obligations which they secure on the First Closing Date;

(b)

Liens on Property of Hidden Splendor arising from the Plan of Reorganization;

(c)

Liens for Taxes to the extent nonpayment thereof shall be permitted by Section 3.6 hereof;

(d)

Carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, landlord’s or other like Liens arising in the ordinary course of business and securing obligations that are not due and payable or are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the foreclosure or sale of the property subject thereto, and in each case, so long as adequate reserves in accordance with GAAP are being maintained;

(e)

Deposits to secure the performance of bids, trade contracts (other than for indebtedness), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(f)

Zoning restrictions, easements, licenses, covenants, conditions, rights-of-way, restrictions on use of real property and other similar encumbrances incurred in the ordinary course of business and minor irregularities of title that, in the aggregate, are not substantial in amount and do not materially detract from the value of the Property subject thereto or interfere with the ordinary conduct of the business of the Borrower;

(g)

Liens arising out of judgments or awards (other than any judgment that constitutes an Event of Default hereunder) in respect of which the Borrower shall in good faith be prosecuting an appeal or proceedings for review and in respect of which it shall have secured a subsisting stay of execution pending such appeal or proceedings for review, provided the Borrower shall have set aside on its books adequate reserves with respect to such judgment or award;

(h)

Deposits, liens or pledges to secure payments of workmen’s compensation and other payments, public liability, unemployment and other insurance, old-age pensions or other social security obligations, or the performance of bids, tenders, leases, contracts (other than contracts for the payment of money), public or statutory obligations, surety, stay or appeal bonds, or other similar obligations arising in the ordinary course of business; and

(i)

Liens securing the payment of the Indebtedness and performance of the Obligations.

"Person" shall mean any individual, partnership, joint venture, corporation, limited liability company, trust, unincorporated association, Governmental Authority or any other form of entity.

"Phillips Machine Agreement" shall mean that certain order confirmation dated January 16, 2009 from Phillips Machine to America West Resources.

"Plan of Reorganization" shall mean the Plan of Reorganization which is the subject of the Confirmation Order, as the same may be modified and amended.

"Primary Committed Amount" shall mean, as to all Lenders taken as a group, the aggregate principal amount of $2,300,000.00, and as to the Lenders, individually, the following amounts:

Denly, the principal amount of $1,150,000.00;

JTF, the principal amount of $805,000.00;

Murch, the principal amount of $138,000.00;

Moore, the principal amount of $115,000.00; and

Meeks, the principal amount of $92,000.00.

"Proper Form" shall mean such form as is satisfactory in form and substance to the Lenders and legal counsel for the Lenders.

"Property" shall mean all types of real, personal, tangible, intangible, or mixed property, whether owned in fee simple or leased.

"Purchased Equipment" shall mean equipment purchased or to be purchased by either the Guarantor or the Borrower pursuant to the Phillips Machine Agreement or otherwise with the proceeds, in whole or in part, of the Loans.

"Required Lender" shall mean Denly.

"Restricted Payments" shall mean any Dividend or any direct or indirect distribution, dividend or other payment on account of any general or limited partnership interest in (or the setting aside of funds for, or the establishment of a sinking fund or analogous fund with respect to), or shares of Capital Stock or other securities of, the Guarantor or any Subsidiary.

"Restricted Purchases" shall mean any payments (or the setting aside of funds for, or the establishment of a sinking fund with respect to) on account of the purchase, redemption or other acquisition or retirement of any general or limited partnership interest in, or shares of Capital Stock or other securities of, the Guarantor or any of its Subsidiaries.

"Royalty Agreement" shall mean that certain Royalty Deed and Agreement of even date herewith among Hidden Splendor and the Lenders, as the same may be modified or amended.

"SEC" shall mean the United States Securities and Exchange Commission.

"Secondary Committed Amount" shall mean, as to all Lenders taken as a group, the aggregate principal amount of $1,500,000.00, and as to the Lenders, individually, the following amounts:

Denly, the principal amount of $750,000.00;

JTF, the principal amount of $525,000.00;

Murch, the principal amount of $90,000.00;

Moore, the principal amount of $75,000.00; and

Meeks, the principal amount of $60,000.00.

"Second Closing Date" shall mean the date that is the fifteenth (15th) day following the last day of the month that all conditions set forth in Section 6.2 have been satisfied (or if such date is not a Business Day, then the next, succeeding Business Day).

"Securities Act" shall mean the United States Securities Act of 1933, as amended.

"Security Agreement" shall mean a Security Agreement, in Proper Form, executed by the Borrower and delivered to the Lenders and the Collateral Agent.

"Stock Purchase Agreement" shall mean that certain Common Stock Purchase Agreement of even date herewith among the Guarantor and the Lenders, as the same may be modified or amended.

"Supply Contracts" shall mean, collectively, any and all contracts for the sale by AmWest Marketing of coal and related products, both those contracts which are presently in existence and those that are entered into after the date hereof, together with all supplements, addenda, modifications and amendments to each thereof.

"Taxes" shall mean all taxes, assessments, imposts, fees, and other charges at any time imposed by any laws or Governmental Authority.

"Total Committed Amount" shall mean, as to all Lenders taken as a group, the total of the Primary Committed Amount and the Secondary Committed Amount, and as to the Lenders, individually, the following amounts:

Denly, the principal amount of $1,900,000.00;

JTF, the principal amount of $1,330,000.00;

Murch, the principal amount of $228,000.00;

Moore, the principal amount of $190,000.00; and

Meeks, the principal amount of $152,000.00.

1.2

Other Documents; Accounting Terms.  All terms defined in this Agreement shall be used with such defined meanings when used in any note, certificate, schedule, report or other document made or delivered pursuant to this Agreement, unless specifically required otherwise.  Each accounting term not specifically defined herein shall have the meaning given in accordance with GAAP and, when applied to a Person, shall mean such Person and its Subsidiaries on a consolidated basis, unless otherwise expressly stated.  If any change in any accounting principle or practice is required by the Financial Accounting Standards Board in order for such principle or practice to continue as a generally accepted accounting principal or practice and such change results in a change in the method or calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Lenders agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such change with the desired result being that the criteria for evaluating the Borrower's financial condition shall be the same after such change as if such change had not been made.  Until such time as such an amendment shall have been executed and delivered by the Borrower and the Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated as if such change had not occurred.

1.3

Use of Pronouns.  Terms defined or used in the singular shall include the plural, and those in the plural shall include the singular, unless the context shall otherwise require, and the use of masculine, feminine and neuter pronouns shall include each gender as the context may require.

1.4

Amendments, Etc.  Unless the context otherwise requires or unless otherwise provided, the terms defined in Section 1.1 hereof which mean or refer to a particular agreement, instrument or document shall also mean, refer to and include when appropriate all amendments, renewals, extensions, substitutions and modifications of such agreement, instrument or document, provided that nothing contained in this Section 1.4 shall be construed to authorize the execution or entering into by any Person of any such renewal, extension or modification except as may be permitted by other provisions of this Agreement.

Section 2
The Loans

2.1

Term Loans.

(a)

Upon and subject to the terms and conditions of this Agreement, each Lender severally agrees to advance a loan to the Borrower in two advances in an aggregate principal amount equal to the respective Lender's Total Committed Amount for the purposes specified in Section 2.4 of this Agreement.

(b)

The obligation of the Borrower to repay each Lender for the Loans shall be evidenced by its 16% Secured Promissory Note, in Proper Form, in the principal amount of such Lender's Total Committed Amount and payable to the order of such Lender.  Except as otherwise provided herein and in the Notes, the outstanding principal balance of each Promissory Note shall bear interest at a rate equal to sixteen percent (16%) per annum with all principal and interest outstanding under such Promissory Note being due and payable in full on the Maturity Date.  Interim payments of interest shall be due and payable monthly, beginning August 22, 2009, and continuing on the same day of each succeeding month.  While any Event of Default exists and also following any acceleration of the maturity of the Indebtedness, the Borrower shall pay interest (after as well as before the entry of any judgment thereon to the extent permitted by law) on all outstanding Indebtedness at a rate equal to the Default Rate.

2.2

Repayment of Loans  To the extent not otherwise required to be paid earlier as provided herein, the Borrower shall repay the aggregate principal amount of the Loans, together with the accrued and unpaid interest, on the Maturity Date.

2.3

Pro Rata Treatment  Except to the extent otherwise provided herein:  (a) each Advance shall be made by the Lenders under Section 2.1 pro rata according to each Lender's Total Committed Amount; (b) each payment and prepayment of principal of, or interest on, Advances by the Borrower shall be made to the Lenders pro rata in accordance with each Lender's Total Committed Amount; and (c) any and all other monies received by a Lender in repayment of Advances from any other source shall be for the pro rata benefit and account of, and shall be shared by, the Lenders based upon each Lender's Total Committed Amount.  Any Lender receiving a payment in excess of its respective pro rata share according to each Lender's Total Committed Amount, shall immediately deliver to the other Lenders such amounts as may be necessary to give effect to the pro rata sharing required by the provisions hereof and the payments on the Notes shall be determined based upon the shared amounts as shared and adjusted by the provisions hereof.

2.4

Use of Proceeds.  The proceeds of the Loans shall be used solely as follows:

(a)

On the First Closing Date, subject to the provisions of Section 6.1 hereof, the proceeds of the Loans advanced on the First Closing Date shall be distributed pursuant to a disbursement schedule substantially as follows:

Commissions	$325,000.00
Phillips Machinery (Remaining payment due for two shuttle cars and one continuous miner)	$1,341,000.00
Quarterly Debt Service (Zions First National Bank, unsecured creditors, and unsecured with preference)	$365,120.71(i)
John Thomas Bridge and Opportunity Fund, L.P.	$280,000.00(ii)
Closing Costs	$80,000.00
Working Capital	$108,879.29
Total:	$2,500,000.00(iii)

(i)

This value does not include $94,879.29 paid to Zions First National Bank on May 15, 2009 by wire transfer from JTF.

(ii)

This value includes (i) $180,000 loaned to the Company pursuant to that certain promissory note dated April 22, 2009 (“April Note”) and (ii) $100,000 loaned to the Company pursuant to that certain promissory note dated May 15, 2009 (“May Note”).  The outstanding but unpaid principal due under the April Note and May Note will be converted into the unpaid principal amount due under the promissory note, dated as of the date hereof, issued pursuant to the Loan Agreement.  Accordingly, the amount of $280,000 will not be funded at closing but rather the demand notes representing this amount will be cancelled and such amount will be included in the new note issued to JTF hereunder.  The accrued and unpaid interest due under the April Note and May Note will be paid out of the Company’s working capital.

(iii)

This amount includes a total of $200,000.00 to be funded from sources other than Advances under the Loans.  The amount of $150,000.00 shall be funded from the purchase price for the AmWest Shares and the amount of $50,000.00 shall be funded from the purchase price for the Royalty.

(b)

On the Second Closing Date, if all conditions to the second closing of the Loans as set forth in Section 6.2 hereof have been satisfied, the proceeds of the Loans advanced on the Second Closing Date shall be distributed pursuant to a disbursement schedule agreed to by the parties.

(c)

None of the proceeds of the Loans shall be used for personal, household or agricultural purposes.

2.5

Interest Accrual.  Interest on the Notes shall be calculated at a daily rate based on a year of 360 days, with the daily rate so determined being applied for the actual number of days elapsed, provided that in no event shall the amount of interest payable hereunder exceed the Maximum Lawful Amount.

2.6

Default Interest.  During the continuation of (a) any Default or (b) any Event of Default, the Borrower shall pay, on demand, at the option of the Required Lender, interest on the principal amount of the Loans outstanding and on all other Obligations due and unpaid hereunder or under any other Loan Document at a per annum rate equal to the Default Rate.  Following the maturity of the Loans, whether by acceleration or otherwise, the Borrower shall pay, on demand, at the option of the Required Lender, interest (after as well as before judgment to the extent permitted by applicable law) on the principal amount of the Loans outstanding and on all other Obligations due and unpaid hereunder or under any other Loan Document at a per annum rate equal to the Maximum Lawful Rate.

2.7

Accounts Stated.  All statements of account rendered by the Lenders to the Borrower relating to any Obligation or Indebtedness, including without limitation all statements of principal, interest, expenses and costs owing by the Borrower to the Lenders, shall be presumed correct and accurate and shall constitute an account stated between the Borrower and the Lenders unless, within thirty (30) days after receipt thereof by the Borrower, the Borrower shall deliver to the Lenders written objection thereto, specifying the error or errors, if any, contained in such statement.

Section 3
Representations And Warranties

The Obligated Parties represent and warrant to the Lenders that:

3.1

Authority, Etc. The Borrower and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.  The Guarantor and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.  Hidden Splendor and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.  AmWest Marketing and each of its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.  The Borrower, Hidden Splendor and AmWest Marketing are wholly owned Subsidiaries of the Guarantor.  The Loan Parties have full legal right, power and authority to carry on their respective businesses as presently conducted and to execute, deliver, and perform their respective obligations under the Loan Documents, and all necessary corporate action has been taken (including any necessary shareholder approvals) for the execution, delivery and performance of their respective obligations under this Agreement, the Notes, the Guaranty Agreement, and the other Loan Documents to which a Loan Party is a party and the performance by the Loan Parties of their respective obligations hereunder and thereunder and each thereof is the valid and binding obligation of the Loan Parties, enforceable in accordance with their respective terms subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and principles of equity. All outstanding Capital Stock of the Guarantor and each of its Subsidiaries is validly issued and fully paid and nonassessable.  The Guarantor and each of its Subsidiaries is duly qualified to do business in and is in good standing in each jurisdiction in which the nature of the business it conducts makes such qualification necessary.  The Borrower has no Subsidiaries.

3.2

Financial Condition.  The financial statements of the Guarantor which are on file with the SEC as of the First Closing Date are true, complete and correct in all material respects, have been prepared in accordance with GAAP, and fully and accurately reflect the financial condition of the Guarantor, as of the dates and for the periods stated.  No Material Adverse Change has occurred since the date of the most recent thereof.

3.3

Debt, Liens, Liabilities.  The Guarantor and its Subsidiaries have no outstanding Debt, Liens, or Contingent Liabilities except as reflected in the Guarantor's financial statements included in its Form 10-Q for the quarterly period ended March 31, 2009 which is on file with the SEC, other than Liabilities incurred in the normal course of business and not material in amount (either individually or in the aggregate).

3.4

No Default.  As of the First Closing Date, no Event of Default nor Default exists and neither the Guarantor nor any of its Subsidiaries is in default in any respect under any Legal Requirement binding upon or affecting the Guarantor or any of its Subsidiaries or by which any of the Properties of the Guarantor or any of its Subsidiaries may be bound or affected, or under any agreement or other undertaking or instrument to which the Guarantor or any of its Subsidiaries is a party or by which it is bound, and nothing has occurred which would adversely affect in any material respect the ability of the Guarantor or its Subsidiaries to carry on their respective businesses or perform their respective obligations under any Legal Requirement or other undertaking or agreement.  The execution and delivery of this Agreement, the Notes, the Guaranty Agreement, and the other Loan Documents by the Loan Parties, and the performance of the obligations and consummation of the transactions contemplated herein and therein do not and will not conflict with or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, (i) the articles of incorporation or bylaws of any of the Loan Parties, or (ii) any bond, debenture, note or other evidence of indebtedness of any of the Loan Parties, or (iii) any contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which any of the Loan Parties is a party or by which any of the Loan Parties or any of their respective Properties are bound, or result in any violation by any of the Loan Parties of any Legal Requirement.  Neither the Guarantor nor any of is Subsidiaries is in violation of, and the execution, delivery and performance by the Loan Parties of the Loan Documents to which each, respectively, is a party will not result in violation of, any Legal Requirement to which the Guarantor or any of the Guarantor's Subsidiaries may be subject.

3.5

Governmental Permits.  To the best of the Obligated Parties' knowledge, no claim has been asserted by any Person with respect to the use of any of the Guarantor's or any of its Subsidiaries' Governmental Permits.  The Obligated Parties know of no impediments to the granting to the Guarantor and its Subsidiaries, as the case may be, of any future Governmental Permits reasonably anticipated to be necessary for the conduct of its respective business as presently conducted and as proposed to be conducted, and expects to receive the same at such time as required for the Guarantor or its Subsidiaries, as the case may be, to carry on their respective businesses as presently conducted and as proposed to be conducted.

3.6

Taxes.  The Guarantor and its Subsidiaries have filed all federal, state and other tax returns that are required to be filed by any of them, except (as to Hidden Splendor) as provided for in connection with the Plan of Reorganization.  The Guarantor and its Subsidiaries have paid all Taxes as shown on any such returns, as well as all other Taxes, to the extent due and payable by any of them and except as otherwise provided for and permitted by the terms of the Plan of Reorganization.  All liabilities for Taxes of the Guarantor and its Subsidiaries are adequately provided for on their books, including interest and penalties, and adequate reserves have been established therefor in accordance with GAAP.  No liability for income Taxes, state or federal, has been asserted by taxing authorities for Taxes in excess of those already paid and no taxing authority has notified the Guarantor or any of its Subsidiaries of any deficiency in any tax return.

3.7

Plan of Reorganization.  The Guarantor has delivered to the Lenders true, correct and complete copies of the Confirmation Order and the Plan of Reorganization.  The Confirmation Order and the Plan of Reorganization are valid and subsisting with no default existing and, to the best of the knowledge of the Obligated Parties, no default threatened.  Neither the execution and delivery by Hidden Splendor or any other Loan Party of any of the Loan Documents to which it is a party, nor the performance of its obligations thereunder, violates or is inconsistent with any provision of the Confirmation Order or the Plan of Reorganization.

3.8

Equipment Lease .  The Borrower has delivered to the Lenders true, correct and complete copies of the Equipment Lease.  The Equipment Lease is valid and subsisting with no default existing and, to the best of the knowledge of the Obligated Parties, no default threatened.

3.9

Horizon Mine Lease.  The Obligated Parties have delivered to the Lenders true, correct and complete copies of the Horizon Mine Lease and all documents and instruments representing and describing its coal reserves, the value thereof and the title thereto which are in the possession of the Guarantor or any of its Subsidiaries or otherwise known by the Guarantor to exist.  The Horizon Mine Lease is valid and subsisting with no default existing and, to the best of the knowledge of the Obligated Parties, no default threatened.  Hidden Splendor has good and indefeasible leasehold title to the Horizon Mine pursuant to the Horizon Mine Lease, subject to no Liens other than Permitted Liens.  The Horizon Mine Lease contains no provision which materially adversely affects the ability of Hidden Splendor to develop, manage and operate the Horizon Mine.

3.10

Material Agreements.  There are no material agreements entered into by or affecting the development, management and operation of the Horizon Mine, other than the Horizon Mine Lease and contracts for the sale of coal and related products.

3.11

No Consents Necessary.  No consent or approval of any third party, including, without limitation, any Governmental Authority, is required in connection with the execution, delivery or performance by the Loan Parties of this Loan Agreement, the Notes, the Guaranty Agreement, or any other Loan Document, other than such consents and approvals as have been obtained and which continue to be in effect.

3.12

No Environmental Hazard.  The Guarantor and its Subsidiaries are in compliance with all Environmental Laws applicable to them and the development, management and operation of their respective Properties including, without limitation, the Horizon Mine, and there is not now pending, nor, to the best knowledge of the Obligated Parties, threatened, any action, suit, investigation or proceeding against the Guarantor or any of its Subsidiaries seeking to enforce any right or remedy under any of the Environmental Laws.  No notice has been served on the Guarantor or any of its Subsidiaries from any entity, Governmental Authority, or individual claiming any violation of any Environmental Laws, or demanding payment or contribution for environmental damage or injury to natural resources.

3.13

No Pending Litigation.  No Litigation is pending or, to the knowledge of the Obligated Parties, threatened against or affecting the Guarantor or any of its Subsidiaries, except as set forth in the Guarantor's filings with the SEC, and none of such pending litigation involves any of the transactions contemplated by this Agreement or could, if adversely determined, cause a Material Adverse Change.

3.14

Investment Company Act.  Neither the Guarantor nor any of its Subsidiaries is an investment company within the meaning of the Investment Company Act of 1940, as amended, or, directly or indirectly, controlled by or acting on behalf of any Person which is an investment company, within the meaning of said Act.

3.15

Public Utility Holding Company Act.  Neither the Guarantor nor any of its Subsidiaries is an "affiliate" or a "subsidiary company" of a "public utility company," or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," as such terms are defined in the Public Utility Holding Company Act of 1935, as amended ("PUHC Act").  Further, none of the transactions contemplated under the Loan Documents shall cause or constitute a violation of any of the provisions, rules, regulations or orders of or under the PUHC Act and the PUHC Act does not in any manner impair the legality, validity or enforceability of the Notes, the Guaranty Agreement, or the liabilities of any of the Loan Parties under any of the Loan Documents or any liens created under the Collateral Documents.

3.16

Securities Acts.  The Guarantor has not issued any unregistered securities in violation of the registration requirements of Section 5 of the Securities Act, or any other law, and is not violating any material rule, regulation or requirement under the Securities Act, or the Securities and Exchange Act of 1934, as amended.  The Guarantor is not required to qualify this Agreement or any other Loan Document as an indenture under the Trust Indenture Act of 1939, as amended, in connection with the Borrower's execution and delivery of the Notes.

3.17

Full Disclosure.  Neither this Agreement nor any certificate or statement or any other data furnished by the Obligated Parties in connection with the negotiation of this Agreement or the transactions contemplated hereby contains any untrue statement of a material fact or omits a material fact known to the Obligated Parties necessary to make the statements contained herein or therein not materially misleading.

3.18

Survival of Representations and Warranties.  All representations and warranties contained in this Agreement and any other Loan Documents shall survive, and not be waived by, the execution hereof by the Lenders, any investigation or inquiry by the Lenders, or by the making of the Loans.

Section 4
Affirmative Covenants

Until all Indebtedness has been paid and all Obligations performed, the Obligated Parties covenant and agree with the Lenders as follows:

4.1

Reporting Requirements.  The Obligated Parties will promptly furnish to the Lenders from time to time the following information regarding the business affairs and financial condition of the Guarantor:

(a)

As soon as possible and in any event within five (5) days after the occurrence of any Event of Default or Default, the Obligated Parties will give a written statement to the Lenders of the default, setting forth details of such Event of Default or Default, the period of existence thereof and the action which the Obligated Parties have taken and propose to take with respect thereto.

(b)

As soon as available and in any event within 45 days after the end of each fiscal quarter, make available via the internet with notice to the Lenders or deliver, (x) unaudited financial statements (balance sheet and the related statements of consolidated and consolidating income and retained earnings and of cashflows, setting forth in comparative form the figures for the previous fiscal year) of the Guarantor (covering at least the statements mentioned above) for the fiscal quarter then ending, and for the year to date.

(c)

As soon as available and in any event within 90 days after the end of each of the Guarantor's fiscal years, make available via the internet with notice to the Lenders or deliver, audited financial statements (balance sheet and the related statements of consolidated and consolidating income and retained earnings and of cashflows, setting forth in comparative form the figures for the previous fiscal year) of the Guarantor certified without any Impermissible Qualification by an independent accountant satisfactory to the Lenders that such financial statements fairly present the financial position of the Guarantor in conformity with GAAP.

(d)

Promptly, and in any event within 30 days after the end of each calendar month, the Obligated Parties shall deliver to the Lenders a Compliance Certificate.

(e)

Subject to the execution by the Lenders of a confidentiality agreement in Proper Form, promptly upon receipt thereof, copies of all material reports or letters submitted to the Guarantor or any of its Subsidiaries by any accountants in connection with any annual, interim, or special audit, including without limitation the comment letter submitted to management in connection with any such audit.

(f)

Subject to the execution by the Lenders of a confidentiality agreement in Proper Form, as soon as possible and in any event, within 10 days after either Obligated Party  obtaining notice thereof, the Obligated Parties shall give a written report to the Lenders of all Litigation to which the Guarantor or any of its Subsidiaries is a party (other than Litigation being defended by an insurance carrier without reservation as to coverage and seeking recovery of amounts within the limits of said coverage), together with a statement of the Guarantor's president or vice president describing the allegations of such Litigation, and the action being taken or proposed to be taken with respect thereto.

(g)

Promptly upon their becoming available, the Guarantor shall make available via internet with notice to the Lenders or deliver to the Lenders copies of all press releases and other statements made available generally by the Guarantor to the public concerning material developments in the business of the Guarantor.

(h)

Promptly upon preparation thereof, the Guarantor shall make available via internet with notice to the Lenders or deliver to the Lenders copies of all material reports or financial statements that the Guarantor files with any state or federal regulatory agency, including (without regard to the materiality thereof) copies of all filings made with the SEC.

(i)

Subject to the execution by the Lenders of a confidentiality agreement in Proper Form, such other information as the Lenders may reasonably request from time to time.

4.2

Liens and Security Interest.

(a)

To secure payment of the Indebtedness and performance of the Obligations, and as a condition of any approval by the Lenders of the Loans, the Borrower shall grant and create (or cause to be granted and created) in favor of the Lenders a first, prior and perfected security interest in and to, and Lien upon, and assignment of, all collateral which is described on Schedule 4.2 attached hereto.  The Borrower shall execute and deliver (or cause to be executed and delivered) from time to time the Collateral Documents to the Lenders together with all such other instruments, documents, certificates, assignments, financing statements, and other items as required by the Lenders to create and perfect the Liens, security interests and assignments described herein and shall cause such of the Collateral Documents as the Lenders may require to be filed or recorded and shall pay all costs and expenses of doing so.

(b)

With respect to any Property of the types defined as Collateral that are acquired or created after the First Closing Date or in which a first-priority lien in favor of the Lender has not been granted as of the First Closing Date, the Borrower shall promptly grant or cause to be granted to the Lenders a Lien on all such Property and interests, free of all Liens except those expressly permitted hereby.  The Borrower, at its own expense, shall execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter register, file or record, or cause to be registered, filed or recorded, in an appropriate governmental office, any document or instrument reasonably deemed by the Lender to be necessary or desirable for the creation, perfection, renewal and continuation of the foregoing Liens and shall pay, or cause to be paid, all Taxes, fees and reasonable legal expenses related to such registration, filing or recording.  All such Collateral Documents shall be in Proper Form.

4.3

Coal Supply Contracts.  Pursuant to an integrated business plan intended for the combined benefit of the Guarantor and its Subsidiaries and Affiliates, the Guarantor intends to cause AmWest Marketing to enter into all future contracts for the sale of coal and related products to third parties and for AmWest Marketing to enter into contracts with Hidden Splendor (BUT, AS TO COAL AND RELATED PRODUCTS PRODUCED BY HIDDEN SPLENDOR, ONLY FOLLOWING THE PAYMENT OF ALL OBLIGATIONS OWING UNDER THE PLAN OF REORGANIZATION TO CLASS 1 AND CLASS 7 CREDITORS AS REQUIRED BY THE PROVISIONS OF THE PLAN OF REORGANIZATION), the Guarantor and other producers of such coal for the purchase of such coal and related products by AmWest Marketing for the purpose of re-sale to the third parties with which it contracts.  Accordingly, the Obligated Parties shall cause all contracts for the sale of coal and related products which are entered into on or after the Closing Date with respect to coal produced by the Guarantor or any of its Subsidiaries and Affiliates to be entered into with AmWest Marketing as the seller of such coal and related products (BUT, AS TO COAL AND RELATED PRODUCTS PRODUCED BY HIDDEN SPLENDOR, ONLY FOLLOWING THE PAYMENT OF ALL OBLIGATIONS OWING UNDER THE PLAN OF REORGANIZATION TO CLASS 1 AND CLASS 7 CREDITORS AS REQUIRED BY THE PROVISIONS OF THE PLAN OF REORGANIZATION), except for such contracts that AmWest enters into as the purchaser of such coal from an Affiliate.  All such contracts must be assignable and otherwise in Proper Form and no contract for the sale of coal or coal products which exists on the Closing Date may be amended, modified, renewed or extended without the prior written consent of the Lenders.

4.4

Legal Requirements.  The Guarantor will (and will cause its Subsidiaries to) comply in all material respects with all Legal Requirements applicable to it and its Subsidiaries.

4.5

Performance of Obligations; Payment of Debt.  The Borrower will pay the Notes according to the reading, tenor and effect of each thereof and will perform and discharge or cause to be performed and discharged the obligations provided to be performed and discharged under this Agreement and the other Loan Documents.  The Guarantor shall, and shall cause each of its Subsidiaries to, pay its Debt as and when due (or within any applicable grace period), unless payment thereof is being contested in good faith by appropriate proceedings, action to foreclose on any Properties of the Guarantor or its Subsidiaries, as the case may be, is properly stayed, and adequate reserves have been established for the payment thereof.  The foregoing notwithstanding, the Lenders acknowledge that Hidden Splendor is bound by the terms of the Plan of Reorganization and any conflict between this Agreement and such confirmed Plan of Reorganization, insofar only as Hidden Splendor is concerned, will be in favor of such confirmed Plan of Reorganization; provided, however, that the provisions of Section 3 are true and correct in all material respects.

4.6

Horizon Mine Lease.  The Guarantor shall cause Hidden Splendor to faithfully and timely perform it's obligations under the Horizon Mine Lease and shall not permit Hidden Splendor to amend, modify or terminate the same, nor suffer or permit anything to occur, which may cause the modification or termination or expiration of the Horizon Mine Lease, or of any obligations of any party thereunder, or which may diminish or impair the value thereof.

4.7

Maintenance of Purchased Equipment.  The Obligated Parties shall cause Hidden Splendor and AmWest Marketing to maintain the Purchased Equipment, and all other equipment used in the operation of the Horizon Mine, in good order and repair, such that all of the Purchased Equipment shall be in good operating condition for at least ninety percent (90%) availability as determined by customary industry standards.  In the event any part of the Purchased Equipment fails to satisfy the requirements of this Section 4.7, then (in addition to the other remedies set forth in Section 7 hereof, the Guarantor shall issue to the Lenders, pro rata (calculated on the basis of the Lenders' respective Total Committed Amounts), one hundred thousand (100,000) shares of its common stock for each thirty day (30) period, or portion thereof, until such Default is cured for a period of at least thirty (30) consecutive days.

4.8

Future Permits.  The Guarantor and its Subsidiaries will use their best efforts to obtain, as needed, all Governmental Permits from each Governmental Authority necessary for the development, management and operation of their respective Properties, including (without limitation) the Horizon Mine.

4.9

Payment of Taxes  The Guarantor will and will cause each of its Subsidiaries to, promptly pay and discharge all lawful Taxes imposed upon it or upon its income or profit or upon any Property belonging to it, unless such Tax shall not at the time be due and payable, or if the validity thereof shall currently be contested on a timely basis in good faith by appropriate proceedings (provided that the enforcement of any Liens arising out of any such nonpayment shall be stayed or bonded during the proceedings) and adequate reserves with respect to such Tax shall have been established.  The foregoing notwithstanding, the Lenders acknowledge that Hidden Splendor is bound by the terms of the Plan of Reorganization and any conflict between this Agreement and the Plan of Reorganization, insofar only as Hidden Splendor is concerned, will be in favor of the Plan of Reorganization; provided, however, that the provisions of Section 3 are true and correct in all material respects.

4.10

Adequate Records; Inspection Rights.  The Guarantor shall keep (and shall cause each or its Subsidiaries to keep) adequate records and books of account, in accordance with GAAP, of all of its transactions so that at any time, and from time to time, its true and complete financial condition may be readily determined.  The Guarantor shall, and shall cause each of its Subsidiaries to permit the Lenders, to examine and make copies or any abstracts from their records and books of account, to visit and inspect their Properties and to discuss their affairs, finances, and accounts with any of their directors, officers, employees, accountants, attorneys and other representatives, all as the Lenders may reasonably request.

4.11

Maintenance of Existence and Business.  The Guarantor shall, and shall cause its Subsidiaries to:

(a)

Preserve and maintain, or timely obtain and thereafter preserve and maintain (i) material rights, authorizations and consents, privileges and all material Governmental Permits which in the good faith judgment of it's board of directors is deemed necessary or desirable to conduct its business in the ordinary course, and (ii) its existence; and

(b)

Qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its Properties or the nature of its business requires such qualification or authorization.

4.12

Maintenance of Insurance.

(a)

The Guarantor shall, and shall cause its Subsidiaries to, maintain insurance from responsible companies in such amounts and against such risks as shall be customary and usual in the industry for responsible companies, but in no event less than the amount and types insured as of the First Closing Date.  Without limiting the foregoing, the Borrower shall (i) keep its insurable properties adequately insured at all times by responsible insurers to such extent and against such risks, including fire and other risks insured against by special extended coverage policies, as is customary with Persons similarly situated and in the same or similar businesses, (ii) maintain in full force and effect commercial general liability insurance (including liability insurance for all vehicles and other insurable property) in amounts customary for such similar Persons to cover normal risks, by insurers satisfactory to the Lenders, and (iii) maintain such other insurance as may be required by law or reasonably requested by the Lenders.  All insurance policies shall be issued and maintained by insurers, in amounts, with deductibles, and in form reasonably satisfactory to the Lenders and shall require not less than fifteen (15) days' prior written notice to the Lenders of any cancellation or change of coverage.

(b)

All insurance policies maintained, or caused to be maintained, except for commercial general liability insurance, shall provide that each such policy shall be primary without right of contribution from any other insurance that may be carried by the Borrower or the Lenders and that all of the provisions thereof, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured.  If any insurer which has issued a policy of hazard, liability or other insurance required pursuant to this Agreement or any other Loan Document becomes insolvent or the subject of bankruptcy, receivership or similar proceedings or if the Lenders, in good faith, believe that the financial responsibility of such insurer is or becomes inadequate, the Borrower shall, in each instance, promptly, upon the request of the Lenders and at the expense of the Borrower, obtain and deliver to the Lenders a like policy (or, if and to the extent permitted by the Lenders, a certificate of insurance) issued by another insurer, which insurer and policy meet the requirements of this Agreement or such other Loan Document, as the case may be.  Without limiting the discretion of the Lenders with respect to required endorsements to insurance policies, all such policies for loss of or damage to the Collateral (or any part thereof) shall contain a standard mortgage clause (without contribution) naming the Lenders as mortgagee with loss proceeds payable to the Lenders notwithstanding any act, failure to act or negligence of or violation of any warranty, declaration or condition contained in any such policy by any named insured, such proceeds to be held for application as provided in the Loan Documents.

(c)

The originals of each initial insurance policy (or to the extent permitted by the Lenders), a copy of the original policy and a satisfactory certificate of insurance) shall be delivered to the Lenders within 15 Business Days after the receipt of the Purchased Equipment, with premiums paid on a current basis, and each renewal or substitute policy (or certificate) shall be delivered to the Lenders, with premiums paid on a current basis, at least ten (10) days before the termination of the policy it renews or replaces.  The Borrower shall pay all premiums on policies required hereunder as they become due and payable and promptly deliver to the Lenders evidence satisfactory to the Lenders of the timely payment thereof.  If any loss occurs at any time when either the Borrower has failed to perform its covenants and agreements in this Section 4.12, the Lenders shall nevertheless be entitled to the benefit of all insurance covering the loss and held by or for the Borrower to the same extent as if it had been made payable to the Lenders.  The Lenders shall have the right (but not the obligation) to make proof of loss for, settle and adjust any claim under, and receive the proceeds of, all insurance for loss of or damage to any Collateral, and the expenses incurred by the Lenders in the adjustment and collection of insurance proceeds shall be a part of the Indebtedness, shall be due and payable to the Lenders on demand and shall bear interest from the date paid by the Lenders until reimbursed at the Default Rate.  The Lenders and the Lenders' employees are each irrevocably appointed attorney-in-fact for the Borrower and are authorized to adjust and compromise each loss without the consent of the Borrower, to collect, receive and receipt for all insurance proceeds in the name of Lenders and/or a Borrower, and to endorse the name of the Borrower upon any check in payment of the loss.  The Lenders shall not be, under any circumstances, liable or responsible for failure to collect or exercise diligence in the collection of any of such proceeds or for the obtaining, maintaining or adequacy of any insurance or for failure to see to the proper application of any amount paid over to the Borrower.

(d)

In the event the Borrower fails to maintain insurance coverage on the Purchased Equipment as required by the provisions hereof, then (in addition to the other remedies set forth in Section 7 hereof), the Guarantor shall issue to the Lenders, pro rata (calculated on the basis of the Lenders' respective Total Committed Amounts), one hundred thousand (100,000) shares of its common stock for each thirty day (30) period, or portion thereof, until such Default is cured.

4.13

Further Assurances.  The Obligated Parties shall perform or cause to be performed any and all things the Lenders may hereafter request to protect, perfect or more fully evidence the rights and agreements established or contemplated by this Agreement.

Section 5
Negative Covenants

Until all Indebtedness has been paid and all Obligations performed, the Obligated Parties covenant and agree with the Lenders as follows:

5.1

Senior or Pari Passu Debt.  The Borrower shall not incur, create, assume, guarantee or permit to exist any Debt that ranks senior in priority to, or pari passu with, the Indebtedness or Obligations, except for (i) Debt existing on the First Closing Date and only to the extent that such Debt ranks pari passu with, but not senior to, the Indebtedness and Obligations, and (ii) Debt created as a result of a subsequent financing if the gross proceeds to the Borrower or Guarantor of such financing are equal to or greater than the aggregate principal amount of the Loans and the Indebtedness is repaid in full upon the closing of such financing.

5.2

Contingent Liabilities.  The Borrower shall not incur, create, assume, become or be liable in any manner in respect of, or suffer to exist, any Contingent Liabilities, except Contingent Liabilities in existence on the First Closing Date and only to the extent that such Contingent Liabilities rank pari passu with, but not senior to, the Indebtedness and Obligations.  Anything herein to the contrary notwithstanding, the Borrower may guarantee Debt of Hidden Splendor up to the principal amount of $1,500,000.00 so long as such guaranty is unsecured and is required by the terms of the Plan of Reorganization and only to the extent that such Contingent Liabilities rank pari passu with, but not senior to, the Indebtedness and Obligations.

5.3

Fixtures.  The Obligated Parties shall not permit any of the Purchased Equipment to become attached to any real property such that it becomes a fixture to such real property.

5.4

Liens.  The Obligated Parties shall not create or suffer to exist any Lien upon any of their respective Properties or the Properties of Hidden Splendor or AmWest Marketing, except Permitted Liens.

5.5

Dividends, Restricted Payments and Restricted Purchases.  The Obligated Parties shall not declare or pay Dividends, or make any Restricted Payments or Restricted Purchases.

5.6

Reorganization, Merger, Etc.  The Obligated Parties will not (and will not permit Hidden Splendor or AmWest Marketing to)reorganize, merge or consolidate with or acquire all or substantially all of the assets or Capital Stock of any Person, convert its respective organizational structure to a different form of entity, enter into any joint ventures, create subsidiaries, or make any other substantial change in its respective capitalization, organizational structure, or character of its business.

5.7

Transactions with Affiliates.  Any other provision of this Agreement notwithstanding, the Obligated Parties shall not carry on any transaction with any Affiliate, except at arm's length on terms no less favorable to the respective Obligated Party than otherwise obtainable in the marketplace generally, except as disclosed in SEC filings prior to the date hereof.

5.8

Prepayments of Other Debt.  The Borrower will not at any time prepay any Debt which it may owe to parties other than Debt owing or to become owing to the Lenders pursuant to this Agreement.

5.9

Fiscal Year.  The Guarantor shall not, and shall not permit any of its Subsidiaries to, change its fiscal year.

5.10

Limitation on Negative Pledge Clauses.  The Obligated Parties shall not enter into any agreement (nor permit AmWest Marketing to enter into any other agreement), other than this Agreement and the other Loan Documents, or any purchase money mortgages or financing leases permitted by this Agreement (a) which prohibits or limits the ability of either Obligated Party or AmWest Marketing to create, incur, assume or suffer to exist any Liens upon the Collateral, or (b) which prohibits or requires the consent of any Person to any amendment, modification or supplement to this Agreement or any of the other Loan Documents.

Section 6
General Conditions Of Borrowing

6.1

First Closing Proceedings.  The making of the first Advances in the aggregate principal amount equal to the Primary Committed Amount and, as to each Lender, in the amount of its Primary Committed Amount, on the First Closing Date to the Escrow Agent shall be subject to the following conditions, in addition to those stated in other provisions of this Agreement (the Lenders having no obligation to make such Advances in the event any one or more of such conditions has not been satisfied, or having previously been satisfied does not remain satisfied, on the First Closing Date):

(a)

This Agreement shall have been duly and validly executed and delivered by the Borrower, the Collateral Agent, and the Lenders.

(b)

The Notes shall have been duly and validly executed and delivered by the Borrower to the Lenders.

(c)

The Guaranty Agreement shall have been duly and validly executed and delivered by the Guarantor to the Lenders.

(d)

The Equipment Lease with respect to the Purchased Equipment which is financed by the proceeds of the Advances made on the First Closing Date shall have been duly and validly executed and delivered by the parties thereto.

(e)

The Borrower shall have caused AmWest Marketing to duly and validly execute and deliver to the Collateral Agent and the Lenders the Assignment of Contracts.

(f)

The Borrower shall have duly and validly executed and delivered or caused to be executed and delivered to the Collateral Agent and the Lenders the Security Agreement, the Assignment of Contracts and the Assignment of Lease.

(g)

The Borrower shall have caused Hidden Splendor to duly and validly execute and deliver to the Collateral Agent and the Lenders its consent to the Assignment of Lease.

(h)

The Loan Parties shall have duly and validly executed and delivered or caused to be executed and delivered to the Lenders all other Collateral Documents, and all other Loan Documents, and each Collateral Document which is to be filed or recorded shall have been properly filed or recorded (or satisfactory arrangements made for the prompt filing or recording thereof) and the fees and Taxes, if any, for filing or recording the same shall have been paid by the Borrower.

(i)

The Royalty Agreement shall have been duly and validly executed and delivered by the parties thereto.

(j)

A true and correct copy of the Phillips Machine Agreement shall have been delivered to the Lenders and a bill of sale, in Proper Form, shall have been executed and delivered to the Borrower from the Guarantor for the Purchased Equipment which is financed by the proceeds of the Advances made on the First Closing Date and the Borrower shall have paid all sums necessary for the purchase thereof which exceed the amount of the Advances on the First Closing Date that is allocated to the purchase of such equipment.

(k)

The issuance of the AmWest Shares to the Lenders shall have occurred, or shall occur simultaneously on the First Closing Date with the closing of the transactions hereunder, in accordance with the provisions of the Stock Purchase Agreement.

(l)

The Lenders shall have received evidence that all notices and consents required by the provisions of the Confirmation Order and Plan of Reorganization arising from the execution and deliver of this Agreement and the other Loan Documents and the performance of the obligations of the Loan Parties thereunder (including, but without limitation, notices to, and consents of, Zion Bank and the Committee, as those terms are defined in the Plan of Reorganization) have been made and granted and that the same remain in full force and effect.

(m)

The Obligated Parties shall have delivered or caused to be delivered to the Lenders an officers' certificate in Proper Form certifying (as to all Loan Parties) the following matters to the Lenders:

(i)

Resolutions of its respective Board of Directors, which resolutions shall authorize the execution, delivery and performance by the Loan Parties of this Agreement, the Notes, the Guaranty Agreement, and the other Loan Documents to which the Borrower or the Guarantor is a party and which shall authorize the consummation and performance of the transactions contemplated hereby and thereby;

(ii)

The incumbency of its officers with specimen signatures of its President, Vice President, Treasurer, Secretary and other officers who will sign this Agreement, the Notes, the Guaranty Agreement, or any of the other Loan Documents in connection herewith and delivered pursuant hereto;

(iii)

Articles of Incorporation of each of the Loan Parties certified as of a recent date by the Secretary of the State of its incorporation; and

(iv)

By-laws of each of the Loan Parties.

(n)

The Obligated Parties shall have delivered or caused to be delivered to the Lenders certificates of the appropriate government officials of the states of Nevada and Utah each bearing a recent date, to the effect that each of the Loan Parties is (as the case may be) a corporation, duly incorporated, validly existing, qualified to transact business and in good standing under the laws of the respective states.

(o)

No event shall have occurred and be continuing (or would occur after giving effect to the Loans) which constitutes (or would constitute after giving effect to the Loans) an Event of Default or Default under this Agreement as of the First Closing Date and a certificate to such effect signed by the President or a Vice President of each of the Obligated Parties shall be delivered to the Lenders.

(p)

Each and all of the representations and warranties of the Loan Parties in this Agreement and the other Loan Documents shall be true, correct and accurate as of the First Closing Date and a certificate to such effect signed by the President or a Vice President of the Obligated Parties shall be delivered to the Lenders.

(q)

The Obligated Parties shall have duly and timely performed each and all of their agreements and undertakings contained in this Agreement.

(r)

The Lenders shall have received payment of all fees and reimbursement of all reasonable attorneys’ fees and expenses incurred through the First Closing Date by the Lenders in connection with the preparation, negotiation and consummation of the loan transaction evidenced by this Agreement and the other Loan Documents.

(s)

The Obligated Parties shall have furnished to the Lenders one or more opinions of counsel acceptable to the Lenders as of the First Closing Date, that:

(i)

The Guarantor is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada;

(ii)

The Borrower is a Nevada corporation duly organized and validly existing in good standing under the laws of the State of Nevada;

(iii)

AmWest Marketing is a Nevada corporation duly organized and validly existing in good standing under the laws of the State of Nevada;

(iv)

The execution and delivery of this Agreement, the Notes, the Guaranty Agreement, and the other Loan Documents executed on or before the First Closing Date, the making of the borrowings contemplated hereby, and the granting of security as herein contemplated have been duly and validly authorized by the Loan Parties;

(v)

This Agreement, the Notes, the Guaranty Agreement, and the other Loan Documents have each been duly and validly executed and delivered by the parties thereto; and this Agreement, the Notes, the Guaranty Agreement, and the other Loan Documents executed on or before the First Closing Date are the legal, valid and binding obligations of the Loan Parties, under federal laws and regulations, and applicable laws and regulations of the State of Utah, and are enforceable in accordance with their terms, subject to such qualifications as the Lenders may approve;

(vi)

The Collateral Documents executed on or before the First Closing Date are effective to create valid, legal and enforceable Liens upon the Collateral described in each thereof.

(vii)

All notices and consents required by the provisions of the Confirmation Order and Plan of Reorganization arising from the execution and deliver of this Agreement and the other Loan Documents and the performance of the obligations of the Loan Parties thereunder (including, but without limitation, notices to, and consents of, Zion Bank and the Committee, as those terms are defined in the Plan of Reorganization) have been made and granted and that the same remain in full force and effect.

(viii)

The Loans, as reflected in the Loan Documents executed on or before the First Closing Date, are not usurious under applicable laws.

(ix)

No approval of any Governmental Authority is required to enable the Loan Parties to consummate any transactions contemplated in this Agreement, the Notes, the Guaranty Agreement, and other Loan Documents.

(t)

There shall have occurred no Material Adverse Change since the date of the most recent financial statement of the Borrower on file with the SEC.

(u)

The Lenders shall have received evidence satisfactory to it that the Collateral is all owned by the Borrower free and clear of any Liens (other than Permitted Liens) and, in the event any such Liens do exist, then the Lenders shall have received written releases or subordination agreements in Proper Form executed by each Person in whose favor a Lien.

(v)

The Lenders shall have completed all due diligence deemed necessary in their sole discretion, and all such information revealed in connection with such due diligence shall be acceptable to the Lenders in their sole discretion.

6.2

Second Closing Proceedings.  In the event the following conditions, in addition to those stated in other provisions of this Agreement, shall each have been and remain satisfied by the Obligated Parties on or before the Outside Closing Date or waived in writing by the Lenders, then the Lenders shall make Advances in the aggregate principal amount equal to the Secondary Committed Amount and, as to each Lender, in the amount of its Secondary Committed Amount, on the Second Closing Date (the Lenders having no obligation to make such Advances in the event any one or more of such conditions has not been satisfied, or having previously been satisfied does not remain satisfied, on the Second Closing Date):

(a)

All conditions set forth in Section 6.1 hereof shall have been, and remain, satisfied.

(b)

The Lenders shall have received evidence satisfactory to them that Hidden Splendor has produced, sold and been paid for coal produced from the Horizon Mine equal to at least 30,000 tons per month for two consecutive months at the contracted price (as to coal sold under contracts existing on the Closing Date) and at the fair market value (as to coal sold under contracts entered into after the Closing Date).

(c)

A true and correct copy of the Phillips Machine Agreement shall have been delivered to the Lenders and a bill of sale, in Proper Form, shall have been executed and delivered to the Borrower from the Guarantor for the Purchased Equipment which is financed by the proceeds of the Advances made on the Second Closing Date and the Borrower shall have paid all sums necessary for the purchase thereof which exceed the amount of the Advances on the Second Closing Date that is allocated to the purchase of such equipment.

(d)

The Equipment Lease with respect to the Purchased Equipment which is financed by the proceeds of the Advances made on the Second Closing Date shall have been duly and validly executed and delivered by the parties thereto.

(e)

The Borrower shall have duly and validly executed and delivered or caused to be executed and delivered to the Collateral Agent and the Lenders an Assignment of Lease.

(f)

The Borrower shall have executed and delivered to the Lenders and the Collateral Agent an Additional Equipment Memorandum, with proper insertions, describing the Purchased Equipment which is financed by the proceeds of the Advances made on the Second Closing Date.

(g)

There shall have occurred no Material Adverse Change since the date of the most recent financial statement of the Borrower on file with the SEC.

(h)

The Obligated Parties shall have delivered or caused to be delivered to the Lenders an officers' certificate in Proper Form certifying (as to all Loan Parties) the following matters to the Lenders:

(i)

Resolutions of its Board of Directors, which resolutions shall authorize the execution, delivery and performance by the Loan Parties of this Agreement, the Notes, the Guaranty Agreement, and the other Loan Documents to which the Loan Parties are a party and which shall authorize the consummation and performance of the transactions contemplated hereby and thereby;

(ii)

The incumbency of its officers with specimen signatures of its President, Vice President, Treasurer, Secretary and other officers who will sign this Agreement, the Notes, the Guaranty Agreement, or any of the other Loan Documents in connection herewith and delivered pursuant hereto;

(iii)

Articles of Incorporation of the Loan Parties certified as of a recent date by the Secretary of the State of its incorporation; and

(iv)

By-laws of the Loan Parties.

(i)

The Obligated Parties shall have delivered or caused to be delivered to the Lenders certificates of the appropriate government officials of the states of Nevada and Utah each bearing a recent date, to the effect that each Loan Party is a corporation, duly incorporated, validly existing, qualified to transact business and in good standing under the laws of the respective states.

(j)

No event shall have occurred and be continuing (or would occur after giving effect to the Loans) which constitutes (or would constitute after giving effect to the Loans) an Event of Default or Default under this Agreement as of the Second Closing Date and a certificate to such effect signed by the President or a Vice President of the Obligated Parties shall be delivered to the Lenders.

(k)

Each and all of the representations and warranties of the Loan Parties in this Agreement and the other Loan Documents shall be true, correct and accurate as of the Second Closing Date and a certificate to such effect signed by the President or a Vice President of the Obligated Parties shall be delivered to the Lenders.

(l)

The Obligated Parties shall have duly and timely performed each and all of its agreements and undertakings contained in this Agreement.

(m)

The Lenders shall have received payment of all fees and reimbursement of all reasonable attorneys’ fees and expenses incurred through the Second Closing Date by the Lenders in connection with the preparation, negotiation and consummation of the loan transaction evidenced by this Agreement and the other Loan Documents.

(n)

The Obligated Parties shall have furnished to the Lenders one or more opinions of counsel acceptable to the Lenders as of the Second Closing Date, that:

(i)

The Guarantor is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada;

(ii)

The Borrower is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada;

(iii)

AmWest Marketing is a corporation duly organized and validly existing in good standing under the laws of the State of Nevada;

(iv)

The execution and delivery of this Agreement, the Notes, the Guaranty Agreement, and the other Loan Documents executed on or before the Second Closing Date, the making of the borrowings contemplated hereby, and the granting of security as herein contemplated have been duly and validly authorized by the Borrower;

(v)

This Agreement, the Notes, the Guaranty Agreement, and the other Loan Documents have each been duly and validly executed and delivered by the parties thereto; and this Agreement, the Notes, and the other Loan Documents executed on or before the Second Closing Date are the legal, valid and binding obligations of the Loan Parties, under federal laws and regulations, and applicable laws and regulations of the State of Utah, and are enforceable in accordance with their terms, subject to such qualifications as the Lenders may approve;

(vi)

The Collateral Documents executed on or before the Second Closing Date are effective to create valid, legal and enforceable Liens upon the Collateral described in each thereof.

(vii)

All notices and consents required by the provisions of the Confirmation Order and Plan of Reorganization arising from the execution and deliver of this Agreement and the other Loan Documents and the performance of the obligations of the Loan Parties thereunder (including, but without limitation, notices to, and consents of, Zion Bank and the Committee, as those terms are defined in the Plan of Reorganization) have been made and granted and that the same remain in full force and effect.

(viii)

The Loans, as reflected in the Loan Documents executed on or before the Second Closing Date, are not usurious under applicable laws.

(ix)

No approval of any Governmental Authority is required to enable the Loan Parties to consummate any transactions contemplated in this Agreement, the Notes, the Guaranty Agreement, and other Loan Documents.

(o)

The Lenders shall have completed all due diligence deemed necessary in their sole discretion, and all such information revealed in connection with such due diligence shall be acceptable to the Lenders in their sole discretion.

6.3

General Proceedings.  All proceedings to be taken in connection with the transactions contemplated by this Agreement and the other Loan Documents and all documents incident hereto or thereto, and all actions necessary to evidence, create, and perfect the security interests contemplated hereby, shall have been taken and be in Proper Form and the Lenders shall have received copies of all documents which it may reasonably request in connection with such transactions and all corporate proceedings with respect thereto, in Proper Form.

6.4

Sole Benefit of Lenders.  All conditions precedent to the obligation of the Lenders to make the Loans are imposed hereby solely for the benefit of the Lenders and no other party may require satisfaction of any such condition precedent or be entitled to assume that the Lenders will refuse to make the Loans in the absence of strict compliance with such conditions precedent.  Any requirement of this Agreement may be waived by the Lenders, in whole or in part, at any time.  Any requirement herein of submission of evidence of the existence or non-existence of a fact shall be deemed, also, to be a requirement that the fact shall exist or not exist, as the case may be, and without waiving any condition or obligation of the Obligated Parties, the Lenders may at all times independently establish to its satisfaction such existence or non-existence.

Section 7
Events Of Default And Remedies

7.1

Events.  Any of the following events which shall occur and be continuing for any reason whatsoever, whether voluntary or involuntary, by operation of law or otherwise, shall be considered an Event of Default as that term is used herein:

(a)

The Obligated Parties shall fail to pay any principal, interest, fees, or any other amounts payable under any of the Loan Documents when due and such failure is not cured within three (3) Business Days after the date such amount was due.

(b)

The Loan Parties shall fail to perform or observe any other term or covenant contained in any of the Loan Documents, other than those described in subsection (a), and such failure shall not be remedied within ten (10) Business Days following the earlier of knowledge thereof by an officer of any of the Loan Parties or of written notice by one or more of the Lenders to the Obligated Parties.

(c)

Any representation or warranty made or deemed made by any of the Loan Parties or any of the Guarantor's Subsidiaries (or any of their officers) under or in connection with any of the Loan Documents shall have been materially incorrect or misleading in any material respect when made or deemed made.

(d)

Any default shall occur in the performance of, or compliance with, any obligation of any party under the Horizon Mine Lease; or the validity or enforceability of the Horizon Mine Lease or any material provision thereof shall be contested by any party thereto; or any party to the Horizon Mine Lease shall deny that it has any or further liability or obligation thereunder or shall revoke or terminate or attempt to revoke or terminate the same.

(e)

Any default shall occur in the performance of, or compliance with, any obligation of any party under the Equipment Lease; or the validity or enforceability of the Equipment Lease or any material provision thereof shall be contested by any party thereto; or any party to the Equipment Lease shall deny that it has any or further liability or obligation thereunder or shall revoke or terminate or attempt to revoke or terminate the same.

(f)

Any default shall occur in the performance of, or compliance with, any obligation of any party under the Royalty Agreement; or the validity or enforceability of the Royalty Agreement or any material provision thereof shall be contested by any party thereto; or any party to the Royalty Agreement shall deny that it has any or further liability or obligation thereunder or shall revoke or terminate or attempt to revoke or terminate the same.

(g)

Any default shall occur in the performance of, or compliance with, any obligation of Hidden Splendor under the Confirmation Order or the Plan of Reorganization; or the validity or enforceability of the Confirmation Order or the Plan of Reorganization or any material provision thereof shall be contested by any party subject thereto.

(h)

Any of the Loan Documents or any provision thereof shall, for any reason, not be valid and binding on any of the Loan Parties or any other party thereto; or any of the above shall not be in full force and effect, or shall be declared to be null and void; or the validity or enforceability of any of the Loan Documents shall be contested by any of the Loan Parties or any Subsidiaries of either or any Affiliate of either thereof, or any other party thereto; any of the Loan Parties or any Subsidiaries thereof or other party to any Loan Document shall deny that it has any or further liability or obligation under any of its respective Loan Documents or shall revoke or terminate or attempt to revoke or terminate the same; or any default or breach under any provision of any of the Loan Documents shall continue after the applicable grace period, if any, specified in such Loan Documents.

(i)

Any of the Loan Parties or any Subsidiary of any thereof shall (i) make a general assignment for the benefit of creditors, or (ii) apply for or consent to the appointment of, or allow to be appointed, a custodian, receiver, a trustee or liquidator of itself or of all or a substantial part of its assets, or (iii) file a petition for relief under or be the subject of an order for relief entered pursuant to a petition filed under, any bankruptcy or similar statute (whether Federal or State) relating to relief of debtors; or (iv) be the subject of any petition for relief (other than the existing bankruptcy proceeding described in the Confirmation Order) filed against it under any bankruptcy or similar statute (whether Federal or State) relating to relief of debtors which shall not be vacated or dismissed within sixty (60) days after the filing thereof; or (v) dissolve, liquidate, reorganize, or be acquired by any Person(s);.

(j)

Any of the Loan Parties or any Subsidiary of any thereof shall fail to pay any Debt or Contingent Liability when due (whether by scheduled maturity, required prepayment, acceleration, demand, or otherwise), and such failure, shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt or Contingent Liability; any of the Loan Parties or any Subsidiary of any thereof shall fail to perform or observe any term or covenant contained in any agreement or instrument relating to any such Debt or Contingent Liability, when required to be performed or observed, and such failure shall continue after the applicable grace period, if any, specified in such agreement or instrument, or can result in acceleration of the maturity of such Debt or Contingent Liability; or any such Debt or Contingent Liability shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof.

(k)

Any party shall commence any action, suit or proceeding against or affecting any of the Loan Parties or any Subsidiary of any thereof or any part of the Collateral or involving the validity or enforceability of this Agreement or any of the other Loan Documents or the priority of the Liens created by any of the other Loan Documents, at law or in equity, or before any governmental authority, which in the reasonable judgment of the Required Lender materially impairs or would materially impair the interest of the Collateral Agent or the Lenders in any part of the Collateral, the enforceability of this Agreement or any of the other Loan Documents or the Lenders' ability to collect the Indebtedness when due or to enforce the Obligations.

(l)

Any of the Loan Parties or any Subsidiary of any thereof shall be required under any Environmental Law (i) to implement any remedial, neutralization, or stabilization process or program, the cost of which would constitute a Material Adverse Change, or (ii) to pay any penalty, fine, or damages in an aggregate amount of $100,000.00 or more.

(m)

There shall occur judgments or fines (including, without limitation, pursuant to any civil or criminal action brought by any Governmental Authority) against any of the Loan Parties or any Subsidiary of any thereof in the aggregate in excess of $100,000.00 at any one time outstanding that are either uninsured or for which the insurer fails to pay for more than 60 days and which are either final and unappealable or remain uncontested by such Person; or

(n)

Any lease, contract, permit, license or authorization of any of the Loan Parties or any Subsidiary of any thereof shall terminate or cease to be effective, which termination or cessation would be a Material Adverse Change.

7.2

Remedies.  Upon the happening of any Default, the Lenders may (with the concurrence of the Required Lender and, if directed by the Required Lender, shall), at their option and without notice, suspend any agreement to advance funds hereunder, without limiting their rights set out elsewhere in this Agreement as to the Loans hereunder.  Upon the happening of any Event of Default, Lenders may (with the concurrence of the Required Lender and, if directed by the Required Lender, shall), at their option and without further notice:

(a)

Cancel any agreement to advance funds hereunder without limiting their rights set out elsewhere in this Agreement as to loans hereunder;

(b)

Declare the entire outstanding aggregate principal amount of the Notes (or any thereof) then outstanding hereunder, and the unpaid interest accrued thereon, immediately due and payable without notice and without presentment, demand, protest, or other notice, whether of default, intent to accelerate, acceleration or dishonor, or of any kind, all of which are hereby expressly waived by the Borrower;

(c)

Pursue any other right or remedy pursuant to this Agreement, the Notes, the Guaranty Agreement, the other Loan Documents or provided by law;

(d)

Foreclose or seek to foreclose, by private or public sale, or by judicial or non-judicial means, any Collateral; and

(e)

Exercise or pursue any one or more of the foregoing rights or remedies at any time or times, without prejudice to (or election as to) the exercise of any other rights(s), remedy or remedies thereafter, or concurrently therewith.

It is expressly provided, however, the foregoing notwithstanding, that upon the occurrence of an Event of Default under Section 7.1(i), any obligation of the Lenders to make Advances shall automatically terminate and the outstanding principal amount of, and accrued interest on, the Notes and all other obligations of the Borrower under the Loan Documents shall thereupon become immediately due and payable without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind, all of which are hereby expressly waived by the Obligated Parties.

7.3

Performance by the Lenders.  If the Loan Parties shall fail to perform any covenant or agreement in accordance with the terms of any of the Loan Documents, the Lenders may (with the concurrence of the Required Lender and, if directed by the Required Lender, shall), perform or attempt to perform such covenant or agreement on behalf of the Loan Parties.  In such event, the Obligated Parties shall, at the request of any of the Lenders, promptly pay any amount reasonably expended by the Lenders in connection with such performance or attempted performance, together with interest thereon at the Default Rate from and including the date of such expenditure to but excluding the date such expenditure is paid in full.  The foregoing notwithstanding, it is expressly agreed that none of the Lenders shall have any liability or responsibility for the performance of any obligation of the Loan Parties under this Agreement or any of the other Loan Documents.

7.4

Cumulative Rights.  All rights available to the Lenders under the Loan Documents shall be cumulative of and in addition to all other rights granted thereto at law or in equity, whether or not amounts owing thereunder shall be due and payable, and whether or not the Lenders shall have instituted any suit for collection or other action in connection with the Loan Documents.

7.5

Waivers.  The acceptance by the Lenders at any time and from time to time of partial payment of any amount owing under any Loan Documents shall not be deemed to be a waiver of any Event of Default then existing.  No waiver by the Lenders of any Event of Default shall be deemed to be a waiver of any Event of Default other than such Event of Default.  No delay or omission by the Lenders in exercising any right under the Loan Documents shall impair such right or be construed as a waiver thereof or an acquiescence therein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof, or the exercise of any other right under the Loan Documents or otherwise.

Section 8
Collateral Agent

8.1

Appointment and Authority.  Each of the Lenders hereby irrevocably appoints JTF to act on its behalf as the Collateral Agent hereunder and under the other Loan Documents and authorizes the Collateral Agent to take such actions on its behalf and to exercise such powers as are delegated to the Collateral Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto.  Except as to such provisions which by their express terms are applicable to the Obligated Parties, the provisions of this Section 8 are solely for the benefit of the Collateral Agent and the Lenders and the Obligated Parties shall no have rights as a third party beneficiary of any of such provisions.

8.2

Holding of Collateral  In reliance upon, and subject to, the provisions of the Section 8, the Collateral Agent will hold the security interests granted to it and the Lenders in the Collateral under each Collateral Document on behalf of and for the ratable benefit of the Lenders on the terms and conditions set forth in this Agreement.

8.3

Compensation and Expenses  The Obligated Parties agree to pay to the Collateral Agent, from time to time upon demand, its compensation for serving hereunder as set forth in a separate agreement between the Obligated Parties and the Collateral Agent or, if not so separately agreed, then such amount as the Collateral Agent may charge the Obligated Parties hereunder in accordance with its customary compensation structure from time to time, as well as all of the costs and expenses of the Collateral Agent (including, without limitation, the reasonable fees and disbursements of its counsel and such special counsel as the Collateral Agent elects to retain) incurred or required to be advanced in connection with the administration of the Collateral, the sale or other disposition of Collateral pursuant to any Collateral Document and the preservation, protection or defense of the Collateral Agent's rights under this Agreement and the Collateral Documents and in and to the Collateral. The obligations of the Obligated Parties under this Section 8.3 shall survive the termination of the other provisions of this Agreement.

8.4

Exculpatory Provisions  The Collateral Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents.  Without limiting the generality of the foregoing, the Collateral Agent:

(a)

shall not be subject to any fiduciary or other implied duties, regardless of whether a Default or Event of Default has occurred and is continuing;

(b)

shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Collateral Agent is required to exercise as directed in writing by the Required Lender, provided that the Collateral Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Collateral Agent to liability or that is contrary to any Loan Document or applicable law; and

(c)

shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Guarantor or any of its Subsidiaries that is communicated to or obtained by the Person serving as the Collateral Agent or any of its Affiliates in any capacity.

The Collateral Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lender or (ii) in the absence of its own gross negligence or willful misconduct.  The Collateral Agent shall be deemed not to have knowledge of any Default or Event of Default unless and until notice describing such Default or Event of Default is given to the Collateral Agent by an Obligated Party or a Lender.

The Collateral Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default or Event of Default, or (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document.

8.5

Reliance by Collateral Agent.  The Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person.  The Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon.  The Collateral Agent may consult with legal counsel, independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

8.6

Resignation of Collateral Agent.  The Collateral Agent may at any time give notice of its resignation to the Lenders and the Obligated Parties.  The Required Lender may at any time remove the Collateral Agent by giving notice of its removal to the Lenders and the Obligated Parties.  Upon receipt of any such notice of resignation or removal, the Required Lender shall have the right, in consultation with the Obligated Parties, to appoint a successor.  If no such successor shall have been so appointed by the Required Lender and shall have accepted such appointment within 30 days after the retiring Collateral Agent gives notice of its resignation, or within 30 days after the Required Lender gives notice of its removal, then the retiring or removed Collateral Agent may on behalf of the Lenders, appoint a successor which may be another Lender or Affiliate thereof.  It is expressly provided that if the Collateral Agent shall notify the Obligated Parties and the Lenders that no Person has accepted such appointment, then such resignation or removal shall nonetheless become effective in accordance with such notice and (a) the retiring or removed Collateral Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Collateral Agent on behalf of the Lenders under any of the Loan Documents, the retiring or removed Collateral Agent shall continue to hold such collateral security until such time as a successor Collateral Agent is appointed) and (b) all payments, communications and determinations provided to be made by, to or through the Collateral Agent shall instead be made by or to each Lender directly, until such time as the Required Lender appoints a successor Collateral Agent as provided for above in this Section 8.6.  Upon the acceptance of a successor's appointment as Collateral Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring (or retired) or removed Collateral Agent, and the retiring or removed Collateral Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section 8.6).  The fees payable by the Obligated Parties to a successor Collateral Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Obligated Parties and such successor.  After the retiring or removed Collateral Agent's resignation or removal hereunder and under the other Loan Documents, the provisions of this Section 8 and Section 9.1 shall continue in effect for the benefit of such retiring or removed Collateral Agent and its officers and employees in respect of any actions taken or omitted to be taken by any of them while the retiring or removed Collateral Agent was acting as Collateral Agent.

8.7

Indemnification.  THE LENDERS HEREBY AGREE TO INDEMNIFY THE COLLATERAL AGENT FROM AND HOLD THE COLLATERAL AGENT HARMLESS AGAINST (TO THE EXTENT NOT REIMBURSED UNDER SECTION 9.1(a), BUT WITHOUT LIMITING THE OBLIGATIONS OF THE BORROWER UNDER SECTION 9.1(a)), RATABLY IN ACCORDANCE WITH THEIR RESPECTIVE TOTAL COMMITTED AMOUNTS, ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, DEFICIENCIES, SUITS, COSTS, EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES), AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WHICH MAY BE IMPOSED ON, INCURRED BY, OR ASSERTED AGAINST THE COLLATERAL AGENT IN ANY WAY RELATING TO OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY ACTION TAKEN OR OMITTED TO BE TAKEN BY THE COLLATERAL AGENT UNDER OR IN RESPECT OF ANY OF THE LOAN DOCUMENTS; PROVIDED, FURTHER, THAT NO LENDER SHALL BE LIABLE FOR ANY PORTION OF THE FOREGOING TO THE EXTENT CAUSED BY THE COLLATERAL AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR BREACH OF ITS OBLIGATIONS HEREUNDER.  WITHOUT LIMITING ANY OTHER PROVISION OF THIS SECTION, EACH LENDER AGREES TO REIMBURSE THE COLLATERAL AGENT PROMPTLY UPON DEMAND FOR ITS PRO RATA SHARE (CALCULATED ON THE BASIS OF THE LENDERS' RESPECTIVE TOTAL COMMITTED AMOUNTS) OF ANY AND ALL OUT OF POCKET EXPENSES (INCLUDING REASONABLE ATTORNEYS' FEES) INCURRED BY THE COLLATERAL AGENT IN CONNECTION WITH THE PREPARATION, EXECUTION, DELIVERY, ADMINISTRATION, MODIFICATION, AMENDMENT OR ENFORCEMENT (WHETHER THROUGH NEGOTIATIONS, LEGAL PROCEEDINGS, OR OTHERWISE) OF, OR LEGAL ADVICE IN RESPECT OF RIGHTS OR RESPONSIBILITIES UNDER, THE LOAN DOCUMENTS, TO THE EXTENT THAT THE COLLATERAL AGENT IS NOT REIMBURSED FOR SUCH EXPENSES BY THE OBLIGATED PARTIES.

8.8

Several Commitments  The obligations of the Lenders under this Agreement are several.  The default by any Lender in making an Advance in accordance with its obligation, if any, to do so shall relieve the other Lenders of their obligations under this Agreement, although the nondefaulting Lenders may elect to make such Advance without any obligation on their part.  In the event of any default by any Lender in making any Advance, no nondefaulting Lender shall be obligated to advance the amount which the defaulting Lender was required to advance hereunder.  In no event shall any Lender be required to advance an amount or amounts to the Borrower which shall in the aggregate exceed such Lender's Total Committed Amount.  No Lender shall be responsible for any act or omission of any other Lender.

8.9

Exercise of Rights and Remedies  Upon the occurrence of an Event of Default, the Collateral Agent may exercise the rights and remedies provided in this Agreement and in the Collateral Agreements.  Each Obligated Party hereby irrevocably constitutes and appoints the Collateral Agent and any officer or employee thereof, with full power of substitution, as its true and lawful attorney in fact with full power and authority in the name of such Obligated Party or in the Collateral Agent's own name, from time to time in the Collateral Agent's discretion, so long as an Event of Default has occurred and is continuing, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to carry out the terms of this Agreement and the Collateral Documents and accomplish the purposes hereof and thereof and, without limiting the generality of the foregoing, each Obligated Party hereby gives the Collateral Agent the power and rights on behalf of such Obligated Party, upon the occurrence and continuance of an Event of Default (to the extent directed by the Required Lender) to do the following:

(a)

to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due upon, or in connection with, any Collateral;

(b)

to receive, take, endorse, assign and deliver any and all checks, notes, drafts, acceptances, documents and other negotiable and non negotiable instruments taken or received by the Collateral Agent as, or in connection with, any Collateral;

(c)

to commence, prosecute, defend, settle, compromise or adjust any claim, suit, action or proceeding with respect to, or in connection with, any Collateral;

(d)

to sell, transfer, release, assign or otherwise deal in or with the Collateral or any part thereof as fully and effectively as if the Collateral Agent were the absolute owner thereof;

(e)

to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and each Collateral Document;

(f)

either after entry, or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the Collateral and to sell all or, from time to time, any of the Collateral under the judgment or decree of a court of competent jurisdiction; and

(g)

to do, at its option and at the expense and for the account of each Lender, at any time or from time to time, all acts and things which the Collateral Agent deems necessary to protect or preserve the Collateral and to realize upon the Collateral.

8.10

Collateral Agent May File Proof of Claim.  In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to either of the Obligated Parties, and subject to the provisions of Section 8.13(b), the Collateral Agent (irrespective of whether the principal of any Advance shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Lenders shall have made any demand on the Obligated Parties) shall be entitled and empowered, by intervention in such proceeding or otherwise.

(a)

to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Advances and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Collateral Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Collateral Agent and their respective agents and counsel and all other amounts due the Lenders and the Collateral Agent under Section 9.1 allowed in such judicial proceeding; and

(b)

to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender (subject to the provisions of Section 8.13(b))  to make such payments to the Collateral Agent and, in the event that the Collateral Agent shall consent to the making of such payments directly to the Lenders, to pay to the Collateral Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Collateral Agent and its agents and counsel, and any other amounts due the Collateral Agent under Section 9.1.

8.11

Exercise of Powers; Instructions of Required Lender.

(a)

All of the powers, remedies and rights of the Collateral Agent as set forth in this Agreement may be exercised by the Collateral Agent in respect of any Collateral Document as though set forth in full therein and all of the powers, remedies and rights of the Collateral Agent as set forth in any Collateral Document may be exercised from time to time as herein and therein provided; and

(b)

The Required Lender shall have the right, by one or more instruments in writing executed and delivered to the Collateral Agent, to direct the time, method and place of conducting and proceeding for any right or remedy available to the Collateral Agent, or of exercising any power conferred on the Collateral Agent, or for the appointment of a receiver, or to direct the taking or the refraining from taking of any action authorized by this Agreement or any Collateral Document; provided that such direction shall not conflict with the provisions of applicable law, this Agreement, or of any Collateral Document.  Nothing in this Section 8.11(b) shall impair the right of the Collateral Agent in its discretion to take any action which it deems proper and which is not inconsistent with such direction by the Required Lender.  In the absence of such direction, the Collateral Agent shall have no duty to take or refrain from taking any action.  A Lender may not use its rights under this Section 8.11(b) to obtain a preference or priority over another Lender.

8.12

Remedies Not Exclusive.

(a)

No remedy conferred upon or reserved to the Collateral Agent herein or in the Collateral Documents is intended to be exclusive of any other remedy or remedies, but every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or in any Collateral Document or now or hereafter existing at law or in equity or by statute.

(b)

No delay or omission by the Collateral Agent or any Lender to exercise any right, remedy or power hereunder or under any Collateral Document shall impair any such right, remedy or power or shall be construed to be a waiver thereof, and every right, power and remedy given by this Agreement or any Collateral Document to the Collateral Agent or Lenders may be exercised from time to time and as often as may be deemed expedient by the Collateral Agent.

(c)

If the Collateral Agent shall have proceeded to enforce any right, remedy or power under this Agreement or any Collateral Document and the proceeding for the enforcement thereof shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then the Obligated Parties, the Lenders and the Collateral Agent, shall, subject to any determination in such proceeding, severally and respectively be restored to their former positions and rights hereunder or thereunder with respect to the Collateral and in all other respects, and thereafter all rights, remedies and powers of the Collateral Agent shall continue as though no such proceeding had been taken.

(d)

All rights of action and of asserting claims upon or under this Agreement and the Collateral Documents may be enforced by the Collateral Agent without the possession of any Note or Collateral Document or instrument evidencing any Indebtedness or Obligation or the production thereof at any trial or other proceeding relative thereto, and any suit or proceeding instituted by the Collateral Agent shall be brought in its name as Collateral Agent and any recovery of judgment shall be held as part of the Collateral on behalf of and for the ratable benefit of the Lenders.

8.13

Waiver and Estoppel.

(a)

The Obligated Parties agree, to the extent they may lawfully do so, that they will not at any time in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension, moratorium, turnover or redemption law, or any law permitting it to direct the order in which the Collateral shall be sold, now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance or enforcement of this Agreement or any Collateral Document and hereby waives all benefit or advantage of all such laws and covenants that it will not hinder, delay or impede the execution of any power granted to the Collateral Agent in this Agreement or any Collateral Document but will suffer and permit the execution of every such power as though no such law were in force.

(b)

The Obligated Parties, to the extent they may lawfully do so, on behalf of themselves and all who may claim through or under them, including without limitation any and all subsequent creditors, vendees, assignees and lienors, waive and release all rights to demand or to have any marshalling of the Collateral upon any sale, whether made under any power of sale granted herein or in any Collateral Document or pursuant to judicial proceedings or upon any foreclosure or any enforcement of this Agreement or any Collateral Document and consent and agree that all the Collateral may at any such sale be offered and sold as an entirety.

(c)

The Obligated Parties waive to the extent permitted by applicable law, notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, protest, or other formalities of any kind (except notices explicitly required hereunder or under any Collateral Document) in connection with this Agreement and the Collateral Documents and any action taken by the Collateral Agent with respect to the Collateral.

8.14

Limitation on Collateral Agent's Duty in Respect of Collateral. Beyond its duties as to the custody thereof expressly provided herein or in any Collateral Document and to account to the Lenders and the Obligated Parties for moneys and other property received by it hereunder or under any Collateral Document, the Collateral Agent shall not have any duty to the Obligated Parties or to the Lenders as to any Collateral in its possession or control or in the possession or control of any of its agents or nominees, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

8.15

Limitation by Law.  All rights, remedies and powers provided herein may be exercised only to the extent that the exercise thereof does not violate any applicable provision of applicable law, and all the provisions hereof are intended to be subject to all applicable mandatory provisions of applicable law which may be controlling and to be limited to the extent necessary so that they will not render this Agreement or any Collateral Document invalid, unenforceable in whole or in part or not entitled to be recorded, registered or filed under the provisions of any applicable law.

Section 9
Miscellaneous

9.1

Expenses; Indemnity; Damage Waiver.

(a)

Costs and Expenses.  To the extent not prohibited by applicable law and subject to the provisions of Section 9.14 hereof, the Obligated Parties will pay all costs and expenses and reimburse the Lenders and the Collateral Agent for any and all expenditures of every character incurred or expended from time to time by the Lenders or the Collateral Agent to third parties for services rendered in connection with the negotiation, documenting and closing the transactions reflected by the provisions of this Agreement and any amendments, modifications, replacements and additions hereto and to the other Loan Documents, as well as evaluating, monitoring, administering and protecting the Loans and the Collateral and creating, perfecting and realizing upon the Lenders' security interest in and liens upon the Collateral, and all costs and expenses incurred or expended by the Lenders or the Collateral Agent to third parties for services rendered and related to the exercising of any of their rights and remedies hereunder, under this Agreement, the Notes, the Guaranty Agreement, or any of the other Loan Documents, or at law, including, without limitation, all appraisal fees, consulting fees, filing fees, Taxes, brokerage fees and commissions, fees incident to security interests, liens and other title searches and reports, escrow fees, attorney's fees, legal expenses, court costs, auctioneer fees and expenses, other fees and expenses incurred in connection with liquidation or sale of the Collateral and all other professional fees.  Any amount to be paid hereunder by the Obligated Parties to the Lenders or Collateral Agent, to the extent not prohibited by applicable law, shall bear interest from the date of expenditure until reimbursed to the Lenders by the Obligated Parties at the Default Rate.

(b)

Indemnification by the Obligated Parties.  The Obligated Parties agree to defend, protect, indemnify and hold harmless the Lenders, the Collateral Agent, their respective Affiliates, and each of their respective (including such Affiliates') trustees, officers, directors, employees, agents, attorneys, shareholders and consultants (including, without limitation, those retained in connection with the satisfaction or attempted satisfaction of any of the conditions set forth herein) of each of the foregoing (collectively, "Indemnitees") from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel for such Indemnitees in connection with any investigative, administrative or judicial proceeding, whether or not such Indemnitees shall be designated a party thereto or such proceeding shall have actually been instituted), imposed on, incurred by, or asserted against such Indemnitees (whether direct, indirect or consequential and whether based on any federal, state, or local laws and regulations, under common law or at equitable cause, or on contract, tort or otherwise), arising from or connected (a) with the past, present, or future operations of the Guarantor, any of its Subsidiaries, any Affiliate or any predecessors in interest, or (b) with the management, operation and conduct of the business and affairs of the Guarantor and any of its Subsidiaries, or as a result of any assertion or claim of any liability or responsibility of the Lenders for the payment or performances of any indebtedness or obligation of the Guarantor or any of its Subsidiaries, or (c) with the past, present or future environmental condition of the Property of the Guarantor, any of its Subsidiaries, any Affiliate or any predecessors in interest, or (d) in any way relating to or arising out of this Agreement, the Loan Documents, or any act, event or transaction or alleged act, event or transaction relating or attendant thereto, including in connection with, or as a result, in whole or in part, of any negligence of the Lenders, or based upon or asserted on the basis of strict liability, or the use or intended use of the proceeds of the Loans hereunder, or in connection with any investigation of any potential matter covered hereby, but excluding any claim or liability that arises as the result of (i) the gross negligence or willful misconduct of any Indemnitee, as finally judicially determined by a court of competent jurisdiction, and (ii) the act, omission, event or circumstances (including, without limitation, a violation of any Environmental Law) taken, or caused, solely by the Lenders at any time after the Lenders takes possession of, or otherwise forecloses upon, any Collateral (collectively, "Indemnified Matters").  In addition, the Obligated Parties shall periodically, upon request, reimburse each Indemnitee for its reasonable legal and other actual expenses (including the cost of any investigation and preparation) incurred in connection with any Indemnified Matter.  The reimbursement, indemnity and contribution obligations under this Section 9.1(b) shall be in addition to any liability which the Obligated Parties may otherwise have, shall extend upon the same terms and conditions to each Indemnitee, and shall be binding upon and inure to the benefit of any successors and assigns of the Obligated Parties, the Lenders, the Collateral Agent and all other Indemnitees.  The obligations of the Obligated Parties under this Section 9.1(b) shall survive (i) the execution of this Agreement and (ii) any termination of this Agreement and payment of the Obligations.  THE INDEMNITY IN THIS SECTION 9.1(b) WILL APPLY EVEN IF THE LOSS OR DAMAGE IS CAUSED IN WHOLE OR IN PART BY THE ORDINARY NEGLIGENCE OR STRICT LIABILITY OF THE INDEMNITEE BUT WILL NOT APPLY TO THE EXTENT THE LOSS OR DAMAGE IS CAUSED BY THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE INDEMNITEE.

(c)

Waiver of Consequential Damages, Etc.  To the fullest extent permitted by applicable law, the Obligated Parties shall not assert, and hereby waive, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof.  No Indemnitee referred to in clause (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

(d)

Payments.  All amounts due under this Section shall be payable promptly after demand therefor.

9.2

No Fiduciary Relationship.  The relationship between the Obligated Parties and each of the Collateral Agent and the Lenders is solely that of debtor and creditor, and neither the Collateral Agent, nor any Lender has any fiduciary or other special relationship with the Obligated Parties, and no term or condition of any of the Loan Documents shall be construed so as to deem the relationship between the Obligated Parties and any of the Collateral Agent and the Lenders to be other than that of debtor and creditor.

9.3

Survival of Various Matters.  All covenants and agreements herein not fully performed before the date of this Agreement shall survive such date.

9.4

Notices.  All notices, requests and communications hereunder shall be in writing and shall be deemed to have been duly given to a party when delivered in person (including delivery by an express delivery service or by facsimile transmission during the recipient's regular business hours) to the officer of the Borrower or of the Lenders, respectively, named below, or two calendar days after such notice is enclosed in a properly sealed envelope, certified or registered, and deposited (postage and certification or registration prepaid) in a post office or collection facility regularly maintained by the United States Postal Service and addressed as follows:

If to Denly:

Denly Utah Coal, LLC

13809 Research Blvd., Suite 810

Austin, Texas  78750

Attn: D. Mark von Waaden

Fax: 512. 401.6551

With a copy (which shall not constitute notice) to:

Graves, Dougherty, Hearon & Moody, P.C.

401 Congress Avenue, Suite 2200

Austin, Texas 78701

Attn:  R. Clarke Heidrick

Fax:  512.480.5836

If to JTF:

John Thomas Bridge and Opportunity Fund, L.P.

3 Riverway, Suite 1800

Houston, Texas  77056

Attn: George Jarkesy

Fax: 866-285-7314

If to Murch:

427 Central Avenue North

Eagle Bend, MN 56446-8122

Fax: 218-______________

If to Moore:

423 E. Avenida Sierra Madre

Gilbert, AZ 85296-1101

Fax: 303-_______________

If to Meeks:

378 Pulis Avenue

Franklin Lakes, New Jersey  07417

Fax: 201-891-4633

If to the Borrower:

57 West 200 South, Suite 400

Salt Lake City, Utah  84101

Attn: John E. Durbin, CFO

Fax: 801-521-3301

If to the Guarantor:

America West Resources, Inc.

57 West 200 South, Suite 400

Salt Lake City, Utah, 84101

Attn: Dan R. Baker, CEO

Fax: 801-521-3301

With a copy (which shall not constitute notice),

in case of notices to the Borrower and the Guarantor, to:

Brewer & Pritchard, P.C.

3 Riverway, Suite 1800

Houston, Texas  77056

Attn: Thomas C. Pritchard

Fax: 713-209-2921

Any party may, by proper written notice hereunder to the other parties, change the address or the officer to which notices shall thereafter be sent to it.

9.5

Amendments.  No amendment or waiver of any provision of this Agreement, the Notes, or any other Loan Document to which the Borrower or the Guarantor is a party, nor any consent to any departure by the Borrower or the Guarantor therefrom, shall in any event be effective unless the same shall be agreed or consented to by Required Lender and the Obligated Parties and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment, waiver, or consent shall:  (a) increase the Primary Committed Amount, Secondary Committed Amount or Total Committed Amount of any Lender or subject any Lender to any additional obligations without the written consent of such Lender; (b) reduce the principal of, or interest on, the Notes or any fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; (c) postpone any date fixed for any payment of principal of, or interest on, the Notes or any fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document without the written consent of each Lender directly affected thereby; (d) waive any of the conditions specified in Section 6.1 and Section 6.2 without the written consent of each Lender; (e) change any provision contained in this Section 9.5 without the written consent of each Lender; (f) release the Borrower or the Guarantor from any of its respective obligations under this Agreement or the other Loan Documents without the written consent of each Lender; and (g) release any Collateral securing the Indebtedness or the Obligations except in accordance with and as contemplated by the Loan Documents without the written consent of each Lender.  Anything to the contrary contained in this Section 9.5 notwithstanding, no amendment, waiver, or consent shall be made with respect to Section 8 hereof without the prior written consent of the Collateral Agent.

9.6

Control.  None of the covenants or other provisions contained in this Agreement shall, or shall be deemed to, give the Lenders rights to exercise control over the affairs or management of the Borrower or the Guarantor or any of their respective Subsidiaries, the power of the Lenders being limited to the rights to exercise the remedies provided in the Loan Documents.

9.7

Successors and Assigns.  All covenants and agreements herein contained by or on behalf of the Obligated Parties and the Lenders shall bind their respective successors and assigns and shall inure to the benefit of the Obligated Parties and the Lenders and their respective successors and assigns; provided, however, that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Lenders and no Lender may assign or transfer its rights hereunder, nor sell any participations in, nor transfer or assign, its Loan without the prior written consent of the Required Lender (which consent they shall have no obligation to grant).  Subject to the foregoing, the Lenders reserve the right to sell or assign all or any portion of the Indebtedness and Obligations and to grant one or more participations or interests in the Indebtedness and Obligations.  The Lenders may, in connection with any participation or proposed participation, disclose to the participant or proposed participant any information relating to the Obligated Parties furnished to the Lenders by or on behalf of the Obligated Parties and any of their Subsidiaries.

9.8

Renewals.  All provisions of this Agreement relating to the Notes shall apply with equal force and effect to each and all promissory notes hereafter executed which in whole or in part represent a renewal, extension, consolidation or rearrangement of any part of the indebtedness originally represented by the Notes.

9.9

No Waiver.  No course of dealing on the part of the Lenders or its trustees, officers or employees or any failure or delay by the Lenders with respect to exercising any right, power or privilege of the Lenders under this Agreement, the Notes or other Loan Documents shall operate as a waiver thereof.  The rights and remedies of the Lenders shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

9.10

Governing Law.  This Agreement, the Notes and the other Loan Documents shall be deemed to be contracts made under and shall be construed in accordance with and governed by the laws of the State of Utah, except as federal law may apply.  The Borrower irrevocably agrees that any cause of action brought to enforce or interpret the provisions of this Agreement, the Notes or any of the other Loan Documents shall be brought in the district courts of Salt Lake County, Utah, or in the United States District Court for the Central District of Utah.

9.11

Non-Subordination.  The Notes shall never be in a position subordinate to any indebtedness owing to any other creditor of the Borrower.

9.12

Exhibits and Schedules.  The Exhibits and Schedules attached to this Agreement are incorporated herein for all purposes and shall be considered a part of this Agreement.  In the event of any conflicts or inconsistencies, the terms and provisions of this Agreement shall control.

9.13

Severability.  In the event any one or more of the provisions contained in this Agreement or in the Notes, or in any of the other Loan Documents or any other instrument referred to herein or executed in connection with or as security for the Notes shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement, the Notes, the other Loan Documents or any other instrument referred to herein or executed in connection with or as security for either of the Notes.  Furthermore, in lieu of such an illegal, invalid or unenforceable provision, there shall be added automatically as part of this Agreement, the Notes or any other Loan Document, as the case may be, a provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid or enforceable.

9.14

Savings Clause.  It is not the intention of any party to any of the Loan Documents to make an agreement violative of the laws of any applicable jurisdiction relating to usury.  Regardless of any provision in any of the Loan Documents, the Lenders shall never be entitled to receive, collect or apply, as interest on the Indebtedness or Obligations, any amount which would cause the interest paid or payable thereon to exceed the Maximum Lawful Amount.  If the Lenders ever receive, collect or apply, as interest, any such excess, such amount which would be excessive interest shall be deemed a partial repayment of principal and treated hereunder as such; and if principal is paid in full, any remaining excess shall be paid to the Borrower.  In determining whether or not the interest paid or payable, under any specific contingency, would cause the interest to exceed the Maximum Lawful Amount, the Borrower and the Lenders shall, to the maximum extent permitted under applicable laws, (i) characterize any nonprincipal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effect thereof, and (iii) amortize, prorate, allocate and spread in equal parts, the total amount of interest among all of the Loans throughout the entire contemplated term of the Loans so that the interest rate is uniform throughout the entire term of the Loans; provided that if the Indebtedness or Obligations are paid and performed in full prior to the end of the full contemplated term thereof, and if the interest received for the actual period of existence thereof would cause the interest to exceed the Maximum Lawful Amount, the Lenders shall refund to the Borrower the amount of such excess or credit the amount of such excess against the total principal amount owing, and, in such event, Lenders shall not be subject to any penalties provided by any laws for contracting for, charging or receiving interest in excess of the Maximum Lawful Amount.  This Section 9.14 shall control every other provision of all agreements among the parties to this Agreement pertaining to the transactions contemplated by or contained in any of the Loan Documents.

9.15

Counterparts.  To facilitate execution, this Agreement and the other Loan Documents may be executed in any number of counterparts as may be convenient or necessary, and it shall not be necessary that the signatures of all parties hereto or thereto be contained on any one counterpart hereof or thereof.  Additionally, the parties hereto agree that for purposes of facilitating the execution of this Agreement and the other Loan Documents, (a) the signature pages taken from separate individually executed counterparts of this Agreement and the other Loan Documents may be combined to form multiple fully executed counterparts and (b) a facsimile transmission shall be deemed to be an original signature.  All executed counterparts of this Agreement and the other Loan Documents shall be deemed to be originals, but all such counterparts taken together or collectively, as the case may be, shall constitute one and the same agreement.

9.16

Limitation of Remedies.  Anything contained in this Agreement and anything contained in the other Loan Documents to the contrary notwithstanding, in the event that the Lenders (i) fail or refuse to grant consent or approval when required by applicable law or when required hereunder or under any of the other Loan Documents for any matter or (ii) act unreasonably or unreasonably withhold or delay acting in any circumstances where by law or hereunder or under any of the other Loan Documents there is an obligation to act reasonably or promptly (it being agreed that no such obligation is implied) the parties agree that the damages which might arise as a result of any such actions or inactions are incapable of accurate determination.  Accordingly, the parties agree that the remedies of specific performance and injunctive relief are and shall be the sole and exclusive remedies and relief of the Obligated Parties with respect to such actions against the Lenders, and the Obligated Parties hereby irrevocably and unconditionally waive all claims for damages with respect thereto.  Neither the Lenders, nor any Affiliate, trustee, officer, director, employee, attorney, or agent of the Lenders shall have any liability with respect to, and the Obligated Parties, hereby waive, release, and agree not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by either Obligated Party or any Subsidiary of either Obligated Party in connection with, arising out of, or in any way related to, this Agreement or any of the other Loan Documents, or any of the transactions contemplated by this Agreement, any of the other Loan Documents.  The Obligated Parties hereby waive, release, and agree not to sue the Lenders or any of the Lenders' Affiliates, trustees, officers, directors, employees, attorneys, or agents for punitive damages in respect of any claim in connection with, arising out of, or in any way related to, this Agreement or any of the Notes, or any of the other Loan Documents.

9.17

Headings.  The headings of the sections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part hereof.

9.18

No Obligation to Make Advance.  No advances need be made by the Lenders under this Agreement or the Notes if such loan or advance should cause the Lenders to be in violation of any law, rule, regulation or interpretation of a governmental body applicable to the Lenders.

9.19

Role of Lenders.  Any term or condition hereof, or of any of the other Loan Documents to the contrary notwithstanding, the Lenders shall not have, and by their execution and acceptance of this Agreement hereby expressly disclaim, any obligation or responsibility for the management, conduct or operation of the business and affairs of the Loan Parties and their Subsidiaries, and any term or condition hereof, or of any of the other Loan Documents, permitting the Lenders to disburse funds, whether from the proceeds of the Loans, or otherwise, or to take or refrain from taking any action with respect to the Loan Parties, the Collateral or any other security for repayment of the Loans, shall be deemed to be solely to permit the Lenders to audit and review the management, operation and conduct of the business and affairs of the Loan Parties and their Subsidiaries, and to maintain and preserve the security given by the Borrower to the Lenders for the Loans and may not be relied upon by any other person.  Further, the Lenders shall not have, have not assumed and, by their execution and acceptance of this Agreement, hereby expressly disclaim any liability or responsibility for the repayment or performance of any indebtedness or obligation of the Loan Parties or their Subsidiaries, and no condition hereof, or of any of the other Loan Documents, shall be construed so as to deem the relationship between the Obligated Parties and the Lenders to be other than that of borrower and lender, and the Obligated Parties shall at all times represent that the relationship between the Loan Parties and the Lenders is solely that of borrower and lender. No provision in this Agreement or of any of the other Loan Documents and no course of dealing between the parties shall be deemed to create any fiduciary duty by the Lenders to the Loan Parties or any of their Subsidiaries.

9.20

NO OTHER AGREEMENTS.  THIS AGREEMENT, THE NOTES AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

9.21

WAIVER OF JURY.  THE LENDERS AND THE OBLIGATED PARTIES HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTER-CLAIM, ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS OR THE ACTIONS OF THE LENDERS IN THE ENFORCEMENT THEREOF OR WITH RESPECT TO THE TRANSACTIONS CONTEMPLATED BY THE PROVISIONS THEREOF.

9.22

No Duty.  All attorneys, accountants, appraisers, and other professional Persons and consultants retained by the Lenders shall have the right to act exclusively in the interest of the Lenders and shall have no duty of disclosure, duty of loyalty, duty of care, or other duty or obligation of any type or nature whatsoever to the Borrower or any of the Borrower's shareholders or Subsidiaries.

9.23

Joint and Several Obligations.  The obligations and liabilities of the Obligated Parties hereunder and under the other Loan Documents shall be joint and several obligations and liabilities.

9.24

Representation by Attorney.  Each party represents and warrants that (i) it has been represented by independent counsel of its choice with the negotiation and execution of the Transaction Document; or (ii) it had the opportunity to be represented by separate, independent counsel in the negotiation of the Transaction Documents and that it understands the Loan Document’s meaning and legal consequences.  Additionally, each party acknowledges that Graves, Dougherty, Hearon & Moody, P.C. only represents Denly in the Transaction Document and the transactions contemplated therein and Brewer & Pritchard, P.C. only represents the Loan Parties in the Loan Documents and the transactions contemplated therein.

ANYTHING IN THE AGREEMENT AND ANY OTHER LOAN DOCUMENT TO THE CONTRARY NOTWITHSTANDING, THE LENDERS AND COLLATERAL AGENT AGREE AND ACKNOWLEDGE THAT HIDDEN SPLENDOR IS SUBJECT TO THE PLAN OF REORGANIZATION, WHICH PLAN OF REORGANIZATION CONTAINS LIMITATIONS AND RESTRICTIONS ON ACTIONS THAT MAY BE TAKEN BY HIDDEN SPLENDOR.  THE LENDERS AND COLLATERAL AGENT ACKNOWLEDGE THAT THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS ARE SUBJECT TO THE TERMS OF THE PLAN OF REORGANIZATION AS IT RELATES TO HIDDEN SPLENDOR.  MOREOVER, THE LENDERS AND COLLATERAL AGENT ACKNOWLEDGE AND AGREE THAT ZIONS FIRST NATIONAL BANK HAS A SECURITY INTEREST IN THE PROCEEDS (AS SUCH TERM IS DEFINED IN SECTION 9.102(A)(64) OF THE UNIFORM COMMERCIAL CODE) FROM THE COAL MINED AND SOLD FROM THE HORIZON MINE.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be duly executed in multiple counterparts, each of which is an original instrument for all purposes, all as of the day and year first above written.

Signature Pages Follow

COUNTERPART SIGNATURE PAGE FOR ATTACHMENT TO LOAN AGREEMENT BY AND AMONG DENLY UTAH COAL, LLC, A TEXAS LIMITED LIABILITY COMPANY ("DENLY"), JOHN THOMAS BRIDGE AND OPPORTUNITY FUND, L.P., A DELAWARE LIMITED PARTNERSHIP ("JTF"), THOMAS MURCH ("MURCH"), JAMES MOORE ("MOORE") AND JOHN MEEKS ("MEEKS") (DENLY, JTF, MURCH, MOORE AND MEEKS ARE HEREINAFTER COLLECTIVELY REFERRED TO AS THE "LENDERS"), AMERICA WEST SERVICES, INC., A NEVADA CORPORATION (THE "BORROWER"), AMERICA WEST RESOURCES, INC., A NEVADA CORPORATION (THE "GUARANTOR"), AND JTF AS COLLATERAL AGENT FOR ITSELF AND THE OTHER LENDERS (IN SUCH CAPACITY, TOGETHER WITH ITS SUCCESSORS IN SUCH CAPACITY, THE "COLLATERAL AGENT").

America West Services, Inc.,

a Nevada corporation

By: ______________________________

Name:

John E. Durbin

Title:

Chief Financial Officer

ATTEST:

____________________________

___________________, Secretary

COUNTERPART SIGNATURE PAGE FOR ATTACHMENT TO LOAN AGREEMENT BY AND AMONG DENLY UTAH COAL, LLC, A TEXAS LIMITED LIABILITY COMPANY ("DENLY"), JOHN THOMAS BRIDGE AND OPPORTUNITY FUND, L.P., A DELAWARE LIMITED PARTNERSHIP ("JTF"), THOMAS MURCH ("MURCH"), JAMES MOORE ("MOORE") AND JOHN MEEKS ("MEEKS") (DENLY, JTF, MURCH, MOORE AND MEEKS ARE HEREINAFTER COLLECTIVELY REFERRED TO AS THE "LENDERS"), AMERICA WEST SERVICES, INC., A NEVADA CORPORATION (THE "BORROWER"), AMERICA WEST RESOURCES, INC., A NEVADA CORPORATION (THE "GUARANTOR"), AND JTF AS COLLATERAL AGENT FOR ITSELF AND THE OTHER LENDERS (IN SUCH CAPACITY, TOGETHER WITH ITS SUCCESSORS IN SUCH CAPACITY, THE "COLLATERAL AGENT").

America West Resources, Inc.,

a Nevada corporation

By: _____________________________

Dan R. Baker,

Chief Executive Officer

ATTEST:

__________________________

Alex Walker, Secretary

COUNTERPART SIGNATURE PAGE FOR ATTACHMENT TO LOAN AGREEMENT BY AND AMONG DENLY UTAH COAL, LLC, A TEXAS LIMITED LIABILITY COMPANY ("DENLY"), JOHN THOMAS BRIDGE AND OPPORTUNITY FUND, L.P., A DELAWARE LIMITED PARTNERSHIP ("JTF"), THOMAS MURCH ("MURCH"), JAMES MOORE ("MOORE") AND JOHN MEEKS ("MEEKS") (DENLY, JTF, MURCH, MOORE AND MEEKS ARE HEREINAFTER COLLECTIVELY REFERRED TO AS THE "LENDERS"), AMERICA WEST SERVICES, INC., A NEVADA CORPORATION (THE "BORROWER"), AMERICA WEST RESOURCES, INC., A NEVADA CORPORATION (THE "GUARANTOR"), AND JTF AS COLLATERAL AGENT FOR ITSELF AND THE OTHER LENDERS (IN SUCH CAPACITY, TOGETHER WITH ITS SUCCESSORS IN SUCH CAPACITY, THE "COLLATERAL AGENT").

Denly Utah Coal, LLC,

a Texas limited liability company

By: ________________________________

Mark von Waaden, Manager

COUNTERPART SIGNATURE PAGE FOR ATTACHMENT TO LOAN AGREEMENT BY AND AMONG DENLY UTAH COAL, LLC, A TEXAS LIMITED LIABILITY COMPANY ("DENLY"), JOHN THOMAS BRIDGE AND OPPORTUNITY FUND, L.P., A DELAWARE LIMITED PARTNERSHIP ("JTF"), THOMAS MURCH ("MURCH"), JAMES MOORE ("MOORE") AND JOHN MEEKS ("MEEKS") (DENLY, JTF, MURCH, MOORE AND MEEKS ARE HEREINAFTER COLLECTIVELY REFERRED TO AS THE "LENDERS"), AMERICA WEST SERVICES, INC., A NEVADA CORPORATION (THE "BORROWER"), AMERICA WEST RESOURCES, INC., A NEVADA CORPORATION (THE "GUARANTOR"), AND JTF AS COLLATERAL AGENT FOR ITSELF AND THE OTHER LENDERS (IN SUCH CAPACITY, TOGETHER WITH ITS SUCCESSORS IN SUCH CAPACITY, THE "COLLATERAL AGENT").

John Thomas Bridge and Opportunity Fund, L.P., a Delaware limited partnership

By: __________________________________

Name: ______________________,

Title:_______________________

John Thomas Bridge and Opportunity Fund, L.P., a Delaware limited partnership,

in its capacity as Collateral Agent

By: __________________________________

Name: ______________________,

Title:_______________________

COUNTERPART SIGNATURE PAGE FOR ATTACHMENT TO LOAN AGREEMENT BY AND AMONG DENLY UTAH COAL, LLC, A TEXAS LIMITED LIABILITY COMPANY ("DENLY"), JOHN THOMAS BRIDGE AND OPPORTUNITY FUND, L.P., A DELAWARE LIMITED PARTNERSHIP ("JTF"), THOMAS MURCH ("MURCH"), JAMES MOORE ("MOORE") AND JOHN MEEKS ("MEEKS") (DENLY, JTF, MURCH, MOORE AND MEEKS ARE HEREINAFTER COLLECTIVELY REFERRED TO AS THE "LENDERS"), AMERICA WEST SERVICES, INC., A NEVADA CORPORATION (THE "BORROWER"), AMERICA WEST RESOURCES, INC., A NEVADA CORPORATION (THE "GUARANTOR"), AND JTF AS COLLATERAL AGENT FOR ITSELF AND THE OTHER LENDERS (IN SUCH CAPACITY, TOGETHER WITH ITS SUCCESSORS IN SUCH CAPACITY, THE "COLLATERAL AGENT").

____________________________________

Printed Name:

 Thomas Murch

COUNTERPART SIGNATURE PAGE FOR ATTACHMENT TO LOAN AGREEMENT BY AND AMONG DENLY UTAH COAL, LLC, A TEXAS LIMITED LIABILITY COMPANY ("DENLY"), JOHN THOMAS BRIDGE AND OPPORTUNITY FUND, L.P., A DELAWARE LIMITED PARTNERSHIP ("JTF"), THOMAS MURCH ("MURCH"), JAMES MOORE ("MOORE") AND JOHN MEEKS ("MEEKS") (DENLY, JTF, MURCH, MOORE AND MEEKS ARE HEREINAFTER COLLECTIVELY REFERRED TO AS THE "LENDERS"), AMERICA WEST SERVICES, INC., A NEVADA CORPORATION (THE "BORROWER"), AMERICA WEST RESOURCES, INC., A NEVADA CORPORATION (THE "GUARANTOR"), AND JTF AS COLLATERAL AGENT FOR ITSELF AND THE OTHER LENDERS (IN SUCH CAPACITY, TOGETHER WITH ITS SUCCESSORS IN SUCH CAPACITY, THE "COLLATERAL AGENT").

____________________________________

Printed Name:

James Moore

COUNTERPART SIGNATURE PAGE FOR ATTACHMENT TO LOAN AGREEMENT BY AND AMONG DENLY UTAH COAL, LLC, A TEXAS LIMITED LIABILITY COMPANY ("DENLY"), JOHN THOMAS BRIDGE AND OPPORTUNITY FUND, L.P., A DELAWARE LIMITED PARTNERSHIP ("JTF"), THOMAS MURCH ("MURCH"), JAMES MOORE ("MOORE") AND JOHN MEEKS ("MEEKS") (DENLY, JTF, MURCH, MOORE AND MEEKS ARE HEREINAFTER COLLECTIVELY REFERRED TO AS THE "LENDERS"), AMERICA WEST SERVICES, INC., A NEVADA CORPORATION (THE "BORROWER"), AMERICA WEST RESOURCES, INC., A NEVADA CORPORATION (THE "GUARANTOR"), AND JTF AS COLLATERAL AGENT FOR ITSELF AND THE OTHER LENDERS (IN SUCH CAPACITY, TOGETHER WITH ITS SUCCESSORS IN SUCH CAPACITY, THE "COLLATERAL AGENT").

____________________________________

Printed Name:

John Meeks

COMPLIANCE CERTIFICATE

Date:  _____________________, 20__

TO:

Denly Utah Coal, LLC

John Thomas Bridge and Opportunity Fund, L.P.

Thomas Murch

James Moore

John Meeks

In accordance with the provisions of Section 4.1(d) of that certain Loan Agreement (as modified, amended, restated or replaced from time to time, the "Loan Agreement") dated as of May 27, 2009 by and among Denly Utah Coal, LLC, a Texas limited liability company ("Denly"), John Thomas Bridge and Opportunity Fund, L.P., a Delaware limited partnership ("JTF"), Thomas Murch ("Murch"), James Moore ("Moore") and John Meeks ("Meeks"),(Denly, JTF, Murch, Moore and Meeks are hereinafter collectively referred to as the "Lenders"), America West Services, Inc., a Nevada corporation (the "Borrower"), America West Resources, Inc., a Nevada corporation (the "Guarantor"), and JTF as collateral agent for itself and the other Lenders (in such capacity, together with its successors in such capacity, the "Collateral Agent"), the undersigned, as the chief financial officer of the Borrower, hereby certifies as of ______________, 20___ (the "Certification Date") to the best of [his/her] knowledge to the following:

1.

As of the Certification Date, no Default or Event of Default had occurred [other than _________________________________________________________________________.  Such Default or Event of Default is not continuing or, if continuing, the Borrower is taking the following steps to cure the same: ____________________.]

2.

Terms used herein and not otherwise defined are used with the same meanings given such terms in the Loan Agreement.

BORROWER:

GUARANTOR:

America West Services, Inc.

America West Resources, Inc.

By: ___________________________

By: __________________________

Name: John E. Durbin

Name:

Dan R. Baker

Title: Chief Financial Officer

Title: Chief Executive Officer

EXHIBIT  A

TO

LOAN AGREEMENT

COLLATERAL

1.

All Supply Contracts

2.

The Equipment Lease

3.

All of the following property now owned or at any time hereafter acquired by the Borrower or in which the Borrower now has or at any time in the future may acquire any right, title or interest (terms used below are used with the same meanings given such terms in the Security Agreement):

a)

All of the Borrower’s Chattel Paper, Commercial Tort Claims, Equipment, Goods, Inventory, Intangible Personal Property and Letter of Credit Rights, including, but without limitation, the specific Goods described on Schedule 2 attached to the Security Agreement;

b)

All awards to which the Borrower may now or at any time hereafter become entitled in respect of any Taking of any thereof (as used herein, a “Taking” shall mean a taking, conveyance or sale of all or any part of the foregoing property or any interest therein or right accruing thereto, as a result of, or in lieu or anticipation of, the exercise of the right of appropriation, confiscation, condemnation or eminent domain);

c)

All Supporting Obligations, rents, income and issues arising from or in connection with, and all Proceeds of, any of the foregoing property; and

d)

All of Borrower's Records, correspondence, credit files, records, computer programs, computer tapes, disks, cards, strips, cartridges, and other papers and documents in the possession or control of the Borrower.

SCHEDULE

TO

LOAN AGREEMENT